UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07239
Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2016 – September 30, 2017
Item 1: Reports to Shareholders

Annual Report | September 30, 2017

Vanguard Strategic Small-Cap Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Strategic Small-Cap Equity Fund returned 19.19% for the 12 months ended September 30, 2017, just slightly ahead of its benchmark, the MSCI US Small Cap 1750 Index. The fund also bested its peer-group average by about half a percentage point.

• Most of the sectors represented in the fund advanced. Financials, industrials, and health care beat their benchmark counterparts and contributed most to results. Materials also outperformed.

• Within financials, thrifts, along with mortgage and consumer loan firms, more than offset negative returns from banks. In industrials, commercial supplies and services were some of the leaders. Health care selections in equipment and supplies companies as well as service providers offset losses in biotechnology. And chemical firms were standouts among materials stocks.

• Information technology, consumer discretionary, and utilities recorded gains but lagged their benchmark counterparts. Telecommunication services and energy posted notable losses.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard Strategic Small-Cap Equity Fund	19.19%
MSCI US Small Cap 1750 Index	19.12
Small-Cap Core Funds Average	18.70
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
Strategic Small-Cap Equity Fund	8.01%
MSCI US Small Cap 1750 Index	8.63
Small-Cap Core Funds Average	6.72
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.29%	1.24%

The fund expense ratio shown is from the prospectus dated January 27, 2017, and represents estimated costs for the current fiscal year.
For the fiscal year ended September 30, 2017, the fund’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Small-Cap Core Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

3

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

4

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

5

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

6

Advisor’s Report

For the 12 months ended September 30, 2017, Vanguard Strategic Small-Cap Equity Fund returned 19.19%, slightly ahead of its benchmark, the MSCI US Small Cap 1750 Index.

Global economic growth, though uncertain and mixed at times, combined with rising corporate earnings to support a strong performance by U.S. stocks. Stock valuations also climbed as investors embraced risk.

The election of Donald Trump as U.S. president last November spurred the market. Investors anticipated the prospect of favorable corporate tax code changes, greater deregulation, and increased infrastructure spending. Expectations waned as change proved elusive, but markets still pressed higher, even as the United States was confronted by mounting tensions with North Korea and several major hurricanes.

U.S. economic fundamentals remained firm amid favorable consumer confidence, unemployment, and GDP data. The Federal Reserve acknowledged the economy’s strength, pushing the range of its federal funds target rate to 1%–1.25% with hikes in March and June. The groundwork has been set for another increase in December and three more in 2018.

The broad U.S. equity market (as measured by the Russell 3000 Index) returned 18.71% for the period. Growth stocks outperformed their value counterparts, while large- and small-capitalization stocks beat mid-caps. U.S. stocks trailed their developed- and emerging-market peers. Meanwhile, oil, natural gas, and industrial commodities such as aluminum, copper, and zinc recorded price gains. The U.S. dollar declined against most major currencies, with the exception of the Japanese yen.

Although we seek to understand the impact of macroeconomic factors on fund performance, our process is centered on specific stock fundamentals. We use a quantitative approach to systematically identify stocks that we believe are likely to exhibit long-term outperformance. Our process focuses on valuation and other factors that contribute to fundamental growth.

Using the results of our model, we construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to the benchmark.

We believe that attractive stocks exhibit five key characteristics: quality, defined as healthy balance sheets and steady cash-flow generation; management decisions, meaning effective use of capital and sound investment policies that favor internal over external funding; growth, or the ability to grow earnings year after year; momentum, defined as strong market sentiment that confirms our view; and valuation, or avoidance of overpriced stocks.

7

Using these five submodels, we generate a composite daily stock ranking, seeking to capitalize on investor biases. We monitor our portfolio based on those rankings and adjust when appropriate. Our approach also includes a dynamic weighting process that shifts the submodels’ relative importance over time.

For the fund’s fiscal year, our composite stock selection model performed modestly. Our valuation, growth, and sentiment submodels were positive contributors to performance, but our quality and management decision signals detracted.

The benchmark index had positive returns in nine of 11 sectors, and the fund beat these results in seven. Stock selection was notably successful in financials, materials, and health care.

The largest sector, financials, added most to relative returns, thanks mainly to Walker & Dunlop, Federal Agricultural Mortgage, and Primerica.

Materials firms benefited from optimism about prospective infrastructure spending. Holdings such as Chemours, AK Steel Holding, and Commercial Metals did particularly well.

Health care was also a notable outperformer, helped by returns from Array BioPharma, OraSure Technologies, and FibroGen.

Information technology, the second-largest sector, lagged the benchmark but still provided a sizable contribution. Advanced Micro Devices was one of the standouts, but Synaptics and Unisys weighed on results.

Consumer discretionary holdings were among the worst performers. Sharp gains from Scientific Games weren’t enough to offset losses from retailers, including apparel sellers Chico’s FAS and Tailored Brands. The smallest sector, telecommunication services, also lagged, mostly because of Windstream Holdings and Cincinnati Bell.

We believe that the Strategic Small-Cap Equity Fund offers a strong mix of stocks with attractive valuations and growth characteristics relative to its benchmark index. Although we recognize that risk can reward or punish us in the near term, we continue to believe that constructing a portfolio that emphasizes fundamentals will benefit investors over the long term.

We thank you for your investment and look forward to the next fiscal year.

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of
Alpha Equity Investments

Vanguard Quantitative Equity Group

October 19, 2017

8

Strategic Small-Cap Equity Fund

Fund Profile
As of September 30, 2017

Portfolio Characteristics
			DJ
			U.S.
		MSCI US	Total
		Small Cap	Market
		1750	FA
	Fund	Index	Index
Number of Stocks	281	1,710	3,808
Median Market Cap	$2.4B	$2.9B	$61.4B
Price/Earnings Ratio	18.7x	22.5x	21.9x
Price/Book Ratio	2.4x	2.2x	2.9x
Return on Equity	10.2%	8.4%	15.1%
Earnings Growth
Rate	11.7%	9.2%	9.6%
Dividend Yield	1.4%	1.4%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	91%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	1.17%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Small Cap	U.S. Total
		1750	Market
	Fund	Index	FA Index
Consumer Discretionary	11.9%	11.9%	12.3%
Consumer Staples	3.0	2.9	7.3
Energy	3.9	4.0	5.8
Financials	17.0	17.0	15.0
Health Care	12.8	12.8	14.0
Industrials	15.7	15.8	10.8
Information Technology	16.6	16.5	22.3
Materials	6.2	6.2	3.4
Real Estate	9.3	9.2	4.0
Telecommunication
Services	0.6	0.7	2.0
Utilities	3.0	3.0	3.1

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	MSCI US	DJ
	Small Cap	U.S. Total
	1750	Market
	Index	FA Index
R-Squared	0.95	0.68
Beta	0.99	1.08

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Oshkosh Corp.	Construction
	Machinery & Heavy
	Trucks	0.8%
Synovus Financial Corp.	Regional Banks	0.8
Booz Allen Hamilton	IT Consulting &
Holding Corp.	Other Services	0.7
Charles River
Laboratories	Life Sciences Tools
International Inc.	& Services	0.7
MGIC Investment Corp.	Thrifts & Mortgage
	Finance	0.7
LPL Financial Holdings	Investment Banking
Inc.	& Brokerage	0.7
Huntsman Corp.	Diversified
	Chemicals	0.7
CSRA Inc.	IT Consulting &
	Other Services	0.7
SYNNEX Corp.	Technology
	Distributors	0.7
Brink's Co.	Security & Alarm
	Services	0.7
Top Ten		7.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratio was 0.29%.

9

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Strategic Small-Cap Equity Fund*	19.19%	15.13%	8.01%	$21,615
• • • • • • • •	MSCI US Small Cap 1750 Index	19.12	14.17	8.63	22,880
– – – –	Small-Cap Core Funds Average	18.70	12.56	6.72	19,168
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	18.67	14.15	7.64	20,887
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

10

Strategic Small-Cap Equity Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

11

Strategic Small-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (11.8%)
	Children’s Place Inc.	90,137	10,650
*	Scientific Games Corp.
	Class A	224,249	10,282
*	Cooper-Standard
	Holdings Inc.	84,951	9,852
	Nutrisystem Inc.	172,368	9,635
	Bloomin’ Brands Inc.	537,359	9,458
	Tailored Brands Inc.	654,502	9,451
*	Taylor Morrison Home
	Corp. Class A	425,679	9,386
*	MSG Networks Inc.	409,092	8,673
	New York Times Co.
	Class A	411,849	8,072
	PetMed Express Inc.	239,697	7,946
	KB Home	327,707	7,904
	Ruth’s Hospitality Group
	Inc.	373,320	7,821
*	iRobot Corp.	101,374	7,812
*	Burlington Stores Inc.	81,417	7,772
*	Visteon Corp.	61,934	7,666
*	Dave & Buster’s
	Entertainment Inc.	130,911	6,870
	MDC Holdings Inc.	176,820	5,872
	Sinclair Broadcast
	Group Inc. Class A	173,673	5,566
	Meredith Corp.	97,431	5,407
	Brinker International Inc.	142,303	4,534
*	Fox Factory Holding Corp.	89,842	3,872
	Aaron’s Inc.	88,450	3,859
*	Chegg Inc.	253,617	3,764
*	Weight Watchers
	International Inc.	81,804	3,563
*	Sotheby’s	74,224	3,422
*	Gray Television Inc.	188,831	2,965
*	Grand Canyon
	Education Inc.	32,381	2,941
*	Iconix Brand Group Inc.	445,514	2,535

			Market
			Value•
		Shares	($000)
*,^	Caesars Entertainment
	Corp.	179,586	2,397
	Office Depot Inc.	467,206	2,121
*,^	Conn’s Inc.	56,909	1,602
*	Beazer Homes USA Inc.	77,929	1,460
*	Red Robin Gourmet
	Burgers Inc.	16,964	1,137
	Big Lots Inc.	18,566	995
	Movado Group Inc.	30,974	867
			198,129
Consumer Staples (3.0%)
	Sanderson Farms Inc.	67,284	10,868
	National Beverage Corp.	52,715	6,539
	Universal Corp.	93,059	5,332
*	HRG Group Inc.	322,162	5,029
*,^	Central Garden & Pet Co.	111,039	4,313
	John B Sanfilippo &
	Son Inc.	61,464	4,137
	SpartanNash Co.	154,096	4,063
	SUPERVALU Inc.	176,910	3,848
	Ingles Markets Inc.
	Class A	90,105	2,316
*	Sprouts Farmers Market
	Inc.	99,352	1,865
	Dean Foods Co.	100,196	1,090
			49,400
Energy (3.9%)
^	RPC Inc.	428,407	10,620
*	McDermott
	International Inc.	1,283,620	9,332
	Delek US Holdings Inc.	270,513	7,231
*	Unit Corp.	330,673	6,805
*,^	Resolute Energy Corp.	205,811	6,111
*	Laredo Petroleum Inc.	414,357	5,358
	Archrock Inc.	418,169	5,248
*	REX American Resources
	Corp.	31,910	2,994
	CVR Energy Inc.	104,295	2,701
*	Denbury Resources Inc.	1,622,680	2,175

12

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Exterran Corp.	59,472	1,880
*	CONSOL Energy Inc.	65,588	1,111
*	SRC Energy Inc.	110,371	1,067
*,^	Sanchez Energy Corp.	207,261	999
	Oceaneering
	International Inc.	30,808	809
			64,441
Financials (16.9%)
	Synovus Financial Corp.	272,459	12,549
*	MGIC Investment Corp.	960,142	12,031
	LPL Financial Holdings
	Inc.	232,057	11,967
*	Essent Group Ltd.	272,476	11,035
	CNO Financial Group Inc.	455,263	10,626
	Assured Guaranty Ltd.	277,181	10,464
*	Walker & Dunlop Inc.	199,540	10,442
	Washington Federal Inc.	308,931	10,396
	Evercore Inc. Class A	124,789	10,014
	Federal Agricultural
	Mortgage Corp.	134,441	9,779
	TCF Financial Corp.	561,311	9,565
	First Horizon National
	Corp.	498,854	9,553
*,^	BofI Holding Inc.	327,326	9,319
	Primerica Inc.	112,384	9,165
*	Flagstar Bancorp Inc.	254,684	9,036
	Nelnet Inc. Class A	172,333	8,703
*	World Acceptance Corp.	103,334	8,565
	Central Pacific Financial
	Corp.	264,158	8,501
	Universal Insurance
	Holdings Inc.	341,028	7,844
	OFG Bancorp	693,623	6,347
	First Citizens BancShares
	Inc. Class A	16,947	6,336
	First Merchants Corp.	145,430	6,243
	American Equity
	Investment Life Holding
	Co.	212,434	6,178
	Cathay General Bancorp	141,625	5,693
	Hilltop Holdings Inc.	207,378	5,392
*	Credit Acceptance Corp.	17,698	4,958
	Virtus Investment
	Partners Inc.	39,122	4,540
*	Green Dot Corp. Class A	91,555	4,539
	HCI Group Inc.	115,381	4,413
	Houlihan Lokey Inc.
	Class A	111,952	4,381
	Radian Group Inc.	188,809	3,529
*	Nationstar Mortgage
	Holdings Inc.	187,215	3,477
	Union Bankshares Corp.	90,836	3,206
*	Western Alliance Bancorp	60,046	3,187
*	INTL. FCStone Inc.	81,210	3,112
	BOK Financial Corp.	33,455	2,980

			Market
			Value•
		Shares	($000)
	International Bancshares
	Corp.	53,512	2,146
	Moelis & Co. Class A	48,145	2,073
	First Financial Bancorp	78,303	2,048
	Flushing Financial Corp.	61,485	1,827
	First Financial Corp.	34,155	1,626
	Fulton Financial Corp.	55,684	1,044
	Sterling Bancorp	38,829	957
	Popular Inc.	26,294	945
*	Third Point Reinsurance
	Ltd.	59,302	925
	BancorpSouth Inc.	27,502	881
			282,537
Health Care (12.7%)
*	Charles River Laboratories
	International Inc.	112,528	12,155
	HealthSouth Corp.	237,423	11,005
*	PRA Health Sciences Inc.	143,577	10,936
	Bruker Corp.	367,089	10,921
*	Array BioPharma Inc.	876,874	10,786
*	Masimo Corp.	123,943	10,729
	Chemed Corp.	50,765	10,257
*	OraSure Technologies
	Inc.	439,968	9,899
*	ImmunoGen Inc.	1,274,465	9,750
*	Prestige Brands
	Holdings Inc.	193,899	9,712
*	Corcept Therapeutics Inc.	463,345	8,943
*	Halyard Health Inc.	190,247	8,567
*	Inogen Inc.	89,206	8,484
*	WellCare Health Plans Inc.	48,760	8,374
*	INC Research Holdings Inc.
	Class A	157,980	8,262
*	Exelixis Inc.	316,800	7,676
*	Veeva Systems Inc.
	Class A	134,356	7,579
*	Emergent BioSolutions
	Inc.	180,104	7,285
*	Vanda Pharmaceuticals
	Inc.	361,084	6,463
*	LHC Group Inc.	77,962	5,529
*,^	Coherus Biosciences Inc.	409,996	5,473
*	FibroGen Inc.	86,574	4,658
*	Cardiovascular Systems
	Inc.	122,774	3,456
*	Catalent Inc.	84,364	3,368
*	Lantheus Holdings Inc.	178,337	3,174
*	Heska Corp.	35,943	3,166
*	Amphastar
	Pharmaceuticals Inc.	123,484	2,207
*	Cambrex Corp.	39,146	2,153
*	BioCryst Pharmaceuticals
	Inc.	354,803	1,859
*	Sangamo Therapeutics Inc.	25,455	382
			213,208

13

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
Industrials (15.7%)
	Oshkosh Corp.	156,034	12,879
	Brink’s Co.	136,421	11,493
	SkyWest Inc.	246,561	10,824
*	AECOM	292,865	10,780
	Timken Co.	221,068	10,733
*	XPO Logistics Inc.	154,578	10,477
*	Meritor Inc.	396,050	10,301
	Wabash National Corp.	443,903	10,130
	Greenbrier Cos. Inc.	204,497	9,847
	Argan Inc.	142,778	9,602
	Graco Inc.	73,749	9,122
*	Continental Building
	Products Inc.	347,461	9,034
	Quad/Graphics Inc.	397,374	8,985
*	SPX Corp.	304,380	8,931
*	TriNet Group Inc.	264,506	8,893
*	Hawaiian Holdings Inc.	236,763	8,890
	Global Brass & Copper
	Holdings Inc.	258,525	8,738
	GATX Corp.	138,362	8,518
*	Rush Enterprises Inc.
	Class A	181,554	8,404
*	MasTec Inc.	169,467	7,863
*	Aerojet Rocketdyne
	Holdings Inc.	174,723	6,117
	Kennametal Inc.	151,333	6,105
	Triumph Group Inc.	203,092	6,042
*	Harsco Corp.	244,902	5,118
	Ennis Inc.	257,113	5,052
	Orbital ATK Inc.	34,252	4,561
	LSC Communications
	Inc.	232,371	3,836
*	ACCO Brands Corp.	288,134	3,429
*	TrueBlue Inc.	146,224	3,283
	Spirit AeroSystems
	Holdings Inc. Class A	38,463	2,989
	BWX Technologies Inc.	49,635	2,781
	Air Lease Corp. Class A	57,298	2,442
*	SP Plus Corp.	58,056	2,293
*	RPX Corp.	161,407	2,144
	Primoris Services Corp.	61,154	1,799
	HEICO Corp.	19,923	1,789
	Regal Beloit Corp.	20,780	1,642
*	Atkore International
	Group Inc.	67,513	1,317
	HEICO Corp. Class A	15,490	1,180
	Ryder System Inc.	10,722	907
	Forward Air Corp.	14,954	856
	Barnes Group Inc.	11,936	841
	Terex Corp.	17,045	767
			261,734

			Market
			Value•
		Shares	($000)
Information Technology (16.5%)
	Booz Allen Hamilton
	Holding Corp. Class A	331,534	12,396
	CSRA Inc.	365,689	11,801
	SYNNEX Corp.	92,705	11,728
*	CACI International Inc.
	Class A	80,802	11,260
*	Anixter International Inc.	120,764	10,265
*	ePlus Inc.	110,750	10,239
	Travelport Worldwide Ltd.	646,842	10,155
*	TTM Technologies Inc.	649,837	9,988
	ManTech International
	Corp. Class A	212,233	9,370
*	Cirrus Logic Inc.	167,572	8,935
*	Square Inc.	309,701	8,922
*	Blucora Inc.	346,562	8,768
	TeleTech Holdings Inc.	206,261	8,611
*	Itron Inc.	108,086	8,371
*	Zebra Technologies Corp.	76,966	8,357
*,^	Match Group Inc.	359,285	8,332
*	Synaptics Inc.	211,816	8,299
*	Amkor Technology Inc.	765,987	8,081
*,^	Advanced Micro Devices
	Inc.	617,658	7,875
*	Extreme Networks Inc.	613,891	7,299
	Science Applications
	International Corp.	107,267	7,171
	Brooks Automation Inc.	231,649	7,033
*	Box Inc.	335,304	6,478
*	Plexus Corp.	113,994	6,393
*	NCR Corp.	159,003	5,966
*,^	Unisys Corp.	651,849	5,541
*	Sykes Enterprises Inc.	184,559	5,382
*	Kulicke & Soffa
	Industries Inc.	236,629	5,104
*	Hortonworks Inc.	288,201	4,885
	MAXIMUS Inc.	71,902	4,638
*	Sanmina Corp.	115,051	4,274
*	Tech Data Corp.	40,577	3,605
*	Five9 Inc.	141,834	3,390
*	Advanced Energy
	Industries Inc.	33,761	2,727
	Pegasystems Inc.	46,137	2,660
*	Avid Technology Inc.	518,993	2,356
*	Benchmark Electronics Inc.	54,541	1,863
*	Sigma Designs Inc.	293,500	1,849
*	Alpha & Omega
	Semiconductor Ltd.	108,542	1,790
*	Appfolio Inc.	36,775	1,763
	Convergys Corp.	40,671	1,053
*	TrueCar Inc.	58,156	918
*	Alarm.com Holdings Inc.	17,977	812
			276,703

14

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
Materials (6.1%)
	Huntsman Corp.	434,080	11,902
*	Owens-Illinois Inc.	433,786	10,914
*	Louisiana-Pacific Corp.	397,191	10,756
*	Koppers Holdings Inc.	218,011	10,061
	Greif Inc. Class A	150,500	8,810
	Chemours Co.	170,359	8,622
*	Berry Global Group Inc.	141,670	8,026
	Kronos Worldwide Inc.	290,124	6,624
*	Alcoa Corp.	140,916	6,569
	Rayonier Advanced
	Materials Inc.	413,634	5,667
*	AdvanSix Inc.	119,111	4,735
*	Cleveland-Cliffs Inc.	508,597	3,636
	A Schulman Inc.	98,468	3,363
	Mercer International Inc.	213,550	2,531
			102,216
Real Estate (9.3%)
	Hospitality Properties
	Trust	393,269	11,204
	Ryman Hospitality
	Properties Inc.	164,781	10,297
	Lexington Realty Trust	984,572	10,062
	CoreCivic Inc.	353,651	9,467
	Select Income REIT	386,517	9,052
	Sunstone Hotel
	Investors Inc.	533,703	8,577
	Government Properties
	Income Trust	423,233	7,944
	Sabra Health Care REIT
	Inc.	333,583	7,319
	GEO Group Inc.	270,441	7,275
	Xenia Hotels & Resorts
	Inc.	329,120	6,928
	DiamondRock
	Hospitality Co.	594,674	6,512
	New Senior Investment
	Group Inc.	698,350	6,390
	LaSalle Hotel Properties	216,492	6,283
	Getty Realty Corp.	205,521	5,880
	Outfront Media Inc.	221,469	5,577
	MGM Growth Properties
	LLC Class A	177,972	5,376
	Tier REIT Inc.	214,863	4,147
	Ashford Hospitality Trust
	Inc.	548,804	3,660
*,2	Forestar Group Inc.	190,531	3,277
	Pebblebrook Hotel Trust	81,594	2,949
	National Health Investors
	Inc.	32,776	2,533
	PS Business Parks Inc.	16,240	2,168
	Washington Prime Group
	Inc.	241,173	2,009
	Chatham Lodging Trust	87,687	1,869

		Market
		Value•
	Shares	($000)
Independence Realty
Trust Inc.	173,382	1,763
Summit Hotel Properties
Inc.	103,792	1,660
One Liberty Properties Inc.	56,087	1,366
Hersha Hospitality Trust
Class A	73,147	1,366
Universal Health Realty
Income Trust	17,337	1,309
CoreSite Realty Corp.	9,704	1,086
		155,305
Telecommunication Services (0.6%)
Cincinnati Bell Inc.	249,436	4,951
Cogent Communications
Holdings Inc.	69,353	3,392
Telephone & Data
Systems Inc.	52,863	1,474
Windstream Holdings Inc.	406,015	719
		10,536
Utilities (2.9%)
PNM Resources Inc.	251,261	10,126
Otter Tail Corp.	178,315	7,730
Black Hills Corp.	97,075	6,685
^ Spark Energy Inc. Class A	379,783	5,697
Hawaiian Electric
Industries Inc.	148,850	4,967
New Jersey Resources
Corp.	95,571	4,028
Unitil Corp.	66,517	3,290
Vectren Corp.	46,157	3,036
ALLETE Inc.	34,283	2,650
El Paso Electric Co.	14,660	810
		49,019
Total Common Stocks
(Cost $1,367,205)		1,663,228
Temporary Cash Investments (1.7%)[1]
Money Market Fund (1.6%)
[3,4] Vanguard Market
Liquidity Fund, 1.223%	265,485	26,554

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.1%)
5 United States Cash
Management Bill,
1.048%, 1/2/18	1,000	997
Total Temporary Cash Investments
(Cost $27,549)		27,551
Total Investments (101.1%)
(Cost $1,394,754)		1,690,779

15

Strategic Small-Cap Equity Fund

Amount
($000)
Other Assets and Liabilities (-1.1%)
Other Assets
Investment in Vanguard	100
Receivables for Investment Securities Sold	754
Receivables for Accrued Income	1,592
Receivables for Capital Shares Issued	1,377
Variation Margin Receivable—
Futures Contracts	2
Other Assets	81
Total Other Assets	3,906
Liabilities
Payables for Investment Securities
Purchased	(2,011)
Collateral for Securities on Loan	(18,315)
Payables for Capital Shares Redeemed	(779)
Payables to Vanguard	(823)
Other Liabilities	(1)
Total Liabilities	(21,929)
Net Assets (100%)
Applicable to 45,225,810 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,672,756
Net Asset Value Per Share	$36.99

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	1,284,938
Undistributed Net Investment Income	12,550
Accumulated Net Realized Gains	79,011
Unrealized Appreciation (Depreciation)
Investment Securities	296,025
Futures Contracts	232
Net Assets	1,672,756

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $17,465,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 1.1%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $18,315,000 of collateral received for securities on loan.
5 Securities with a value of $549,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2017	117	8,733	232

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Small-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Dividends	24,808
Interest[1]	74
Securities Lending—Net	722
Total Income	25,604
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,031
Management and Administrative	3,022
Marketing and Distribution	321
Custodian Fees	29
Auditing Fees	36
Shareholders’ Reports and Proxy	113
Trustees’ Fees and Expenses	2
Total Expenses	4,554
Net Investment Income	21,050
Realized Net Gain (Loss)
Investment Securities Sold[1]	87,934
Futures Contracts	1,048
Realized Net Gain (Loss)	88,982
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	153,214
Futures Contracts	143
Change in Unrealized Appreciation (Depreciation)	153,357
Net Increase (Decrease) in Net Assets Resulting from Operations	263,389

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $69,000, $2,000, and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,050	20,711
Realized Net Gain (Loss)	88,982	528
Change in Unrealized Appreciation (Depreciation)	153,357	115,615
Net Increase (Decrease) in Net Assets Resulting from Operations	263,389	136,854
Distributions
Net Investment Income	(20,718)	(11,861)
Realized Capital Gain[1]	—	(11,722)
Total Distributions	(20,718)	(23,583)
Capital Share Transactions
Issued	443,863	561,076
Issued in Lieu of Cash Distributions	18,647	22,050
Redeemed	(382,969)	(291,039)
Net Increase (Decrease) from Capital Share Transactions	79,541	292,087
Total Increase (Decrease)	322,212	405,358
Net Assets
Beginning of Period	1,350,544	945,186
End of Period[2]	1,672,756	1,350,544

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,550,000 and $13,973,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.45	$28.95	$30.91	$27.94	$21.37
Investment Operations
Net Investment Income	. 462[1]	.494	.368	.277	.345
Net Realized and Unrealized Gain (Loss)
on Investments	5.545	2.682	.349	3.201	6.585
Total from Investment Operations	6.007	3.176	.717	3.478	6.930
Distributions
Dividends from Net Investment Income	(. 467)	(. 340)	(. 246)	(. 232)	(. 360)
Distributions from Realized Capital Gains	—	(.336)	(2.431)	(.276)	—
Total Distributions	(. 467)	(. 676)	(2.677)	(. 508)	(. 360)
Net Asset Value, End of Period	$36.99	$31.45	$28.95	$30.91	$27.94

Total Return[2]	19.19%	11.14%	2.10%	12.48%	32.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,673	$1,351	$945	$545	$377
Ratio of Total Expenses to Average Net Assets	0.29%	0.29%	0.34%	0.38%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.34%	1.78%	1.34%	0.96%	1.40%
Portfolio Turnover Rate	91%	89%	62%	64%	64%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

20

Strategic Small-Cap Equity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

21

Strategic Small-Cap Equity Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $100,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,659,951	—	3,277
Temporary Cash Investments	26,554	997	—
Futures Contracts—Assets[1]	2	—	—
Total	1,686,507	997	3,277
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,152,000 from undistributed net investment income, and $9,326,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $30,943,000 of ordinary income and $61,460,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $1,394,754,000. Net unrealized appreciation of investment securities for tax purposes was $296,025,000, consisting of unrealized gains of $341,093,000 on securities that had risen in value since their purchase and $45,068,000 in unrealized losses on securities that had fallen in value since their purchase.

22

Strategic Small-Cap Equity Fund

E. During the year ended September 30, 2017, the fund purchased $1,496,440,000 of investment securities and sold $1,416,487,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	12,829	19,461
Issued in Lieu of Cash Distributions	534	751
Redeemed	(11,084)	(9,919)
Net Increase (Decrease) in Shares Outstanding	2,279	10,293

G. Management has determined that no material events or transactions occurred subsequent to
September 30, 2017, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Small-Cap Equity Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Small-Cap Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2017

Special 2017 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $7,350,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $15,495,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 38.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Small-Cap Equity Fund
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.19%	15.13%	8.01%
Returns After Taxes on Distributions	18.74	14.24	7.49
Returns After Taxes on Distributions and Sale of Fund Shares	11.06	11.98	6.40

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,055.35	$1.49
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.61	1.47

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

30

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6150 112017

Annual Report | September 30, 2017

Vanguard Capital Opportunity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Capital Opportunity Fund returned nearly 26% for the 12 months ended September 30, 2017, exceeding the return of nearly 18% of its benchmark, the Russell Midcap Growth Index, and the more than 19% average return of its multi-capitalization growth fund peers.

• Growth stocks outpaced their value counterparts for the fiscal year. Seven of the fund’s industry sectors recorded gains.

• PRIMECAP Management Company, the fund’s advisor, traditionally invests most heavily in the information technology and health care sectors. The fund’s technology stocks advanced 43%, well ahead of those in the benchmark, and contributed nearly 14 percentage points to results. Its health care stocks returned about 9%, less than those in the benchmark, and added about 2 percentage points to results.

• The fund’s industrial stocks climbed about 30%, adding about 6 percentage points to results.

• Over the decade ended September 30, 2017, the fund’s average annual return of more than 9% outpaced its comparative standards.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	25.77%
Admiral™ Shares	25.86
Russell Midcap Growth Index	17.82
Multi-Cap Growth Funds Average	19.24
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
Capital Opportunity Fund Investor Shares	9.54%
Russell Midcap Growth Index	8.20
Multi-Cap Growth Funds Average	6.53
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.45%	0.38%	1.23%

The fund expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year.
For the fiscal year ended September 30, 2017, the fund’s expense ratios were 0.44% for Investor Shares and 0.37% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Growth Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

3

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

4

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

5

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

6

Advisor’s Report

For the fiscal year ended September 30, 2017, Vanguard Capital Opportunity Fund returned 25.77% for Investor Shares and 25.86% for Admiral Shares. These results exceeded the 17.82% return of the fund’s benchmark, the Russell Midcap Growth Index; the 19.24% average return of the fund’s multi-capitalization growth fund competitors; and the 18.61% return of the unmanaged Standard & Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows.

Relative to the S&P 500 Index, positive stock selection added more to the fund’s returns than did favorable sector allocations. The fund’s information technology and industrial holdings added to relative results, while its health care holdings underperformed and its underweight position in financials detracted. The fund further benefited from strong selection in consumer discretionary and from underweight positions in consumer staples, energy, real estate, telecommunication services, and utilities.

The investment environment

The investment environment has recently been favorable for actively managed growth funds, in large part because of the outperformance of the “FAANG” (Facebook, Amazon, Apple, Netflix, and Google) stocks, which are widely held among growth fund managers. A similar phenomenon occurred in 2015, only to reverse itself in 2016. Bank stocks and semiconductor and related equipment stocks also outperformed significantly during the fiscal year.

Energy stocks underperformed, as the price of a barrel of West Texas Intermediate crude oil declined from $54 at the end of 2016 to $52 on September 30, 2017. Despite attempts by the Organization of Petroleum Exporting Countries (OPEC) and Russia to prop up oil prices by constraining production, U.S. production proved to be more resilient than expected at recent prices. This resilience stems from continued improvements in fracking-related technologies that have significantly lowered the threshold oil price at which wells in certain regions can be profitable. Absent a geopolitical shock in the Middle East, we do not expect oil prices to increase significantly on a sustained basis, which explains our large underweighting in energy stocks.

Outlook for U.S. equities

Even after a strong, multiyear run, U.S. equities currently trade for less than 18x forward earnings per share, a reasonable valuation by historical standards. We believe this valuation compares favorably with that of bonds, with the 10-year U.S. Treasury note yielding approximately 2.3% at the end of the fiscal year. After holding flat at about $119 per share for three consecutive years, S&P 500 Index operating earnings per share are expected to grow 10% in 2017 to $131 per share, with double-digit growth forecast for 2018.

7

Ongoing growth in earnings per share growth could support further S&P 500 Index stock price appreciation.

We are constructive on the U.S. economic outlook. The current political environment could lead to deregulation and lower taxes, which would support greater economic growth and corporate profits. Furthermore, we believe the U.S. banking system is far better-capitalized than it was before the last financial crisis, as evidenced by the strong performance of most of the largest banks in recent government stress tests.

Portfolio update

The portfolio remains heavily overweighted in information technology, health care, and industrial stocks, with these sectors representing 81% of average assets, compared with 46% in the S&P 500 Index. The portfolio’s most significant underweights are in consumer staples, energy, real estate, and utilities, which collectively accounted for less than 1% of average assets, compared with 22% in the index. The portfolio is also significantly underweighted in financials, materials, and telecommunication services, which represented 6% of average assets, compared with 20% in the index.

Within information technology, the fund is most overweighted in semiconductor and semiconductor equipment stocks (11% versus 3% for the index). Over the past 12 months, the fund’s semiconductor and semiconductor equipment holdings returned 68%, led by NVIDIA (+162%), Micron (+121%), KLA-Tencor (+56%), and Texas Instruments (+31%).

In health care, the fund is most overweighted in biotechnology and pharmaceutical stocks, whose 27% combined weighting was triple their weighting in the S&P 500 Index. The index’s health care sector underperformed during the period, returning 15%; our health care holdings returned 9%. In addition to pricing concerns, biotechnology and pharmaceutical stocks were hurt by a lull in industry productivity (as measured by FDA approvals) and the failure of a couple of high-profile drug candidates in clinical trials.

The fund is also significantly overweighted in industrial stocks (18% versus 10% for the index) because of its investments in transportation stocks (14% versus the index’s 2%). The fund’s transportation holdings (primarily airlines) returned 30%.

As of September 30, 2017, the fund’s top ten holdings represented about a third of assets.

Advisor perspectives

After two consecutive years of under-performance, the portfolio’s health care holdings appear attractively valued, and we are especially enthusiastic about the outlook for our health care portfolio. Health care stocks currently trade at a discount to the S&P 500 Index, even

8

though the industry’s fundamental outlook, strengthened by favorable demographics and rising living standards in emerging-market countries, remains bright. We believe that company innovation will be rewarded. Furthermore, the Food and Drug Administration appears to be pursuing a more constructive agenda on the pace of new drug approvals, albeit with more focus on low-cost biologics.

The fund’s information technology holdings, particularly in semiconductors and related equipment, have added significantly to relative results over the past couple of years. Although information technology stocks currently trade at a modest premium to the S&P 500 Index, we believe that demand for semiconductors, software, and other technology products and services will continue to outpace demand for goods and services more broadly, as advances in automation and artificial intelligence add ever-greater value to an array of products and services.

Finally, we remain optimistic about the fund’s airline holdings, which continue to trade at valuation multiples far below average. Although prices have come under pressure as ultra-low-cost carriers attempt to gain market share from legacy players, we expect that these legacy players will respond rationally and that their competitive positions will be sustained.

Conclusion

As bottom-up stock pickers, we spend our time searching for opportunities to invest in stocks with long-term prospects we find to be materially better than market prices would seem to imply. Our approach often results in portfolios that bear little resemblance to market indexes, creating the possibility for substantial deviations in relative performance. For example, our relative returns were significantly negative during the first half of calendar 2016, when the fund’s overweighted sectors and industries underperformed, and we expect to experience similar conditions in the future. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company October 23, 2017

9

Capital Opportunity Fund

Fund Profile
As of September 30, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.45%	0.38%
30-Day SEC Yield	0.61%	0.68%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	134	420	3,808
Median Market Cap	$50.8B	$13.0B	$61.4B
Price/Earnings Ratio	22.5x	27.6x	21.9x
Price/Book Ratio	4.0x	5.5x	2.9x
Return on Equity	16.9%	19.1%	15.1%
Earnings Growth
Rate	15.3%	11.4%	9.6%
Dividend Yield	1.0%	1.0%	1.8%
Foreign Holdings	10.4%	0.0%	0.0%
Turnover Rate	9%	—	—
Short-Term Reserves	2.7%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	9.3%	17.4%	12.3%
Consumer Staples	0.0	4.1	7.3
Energy	0.3	2.6	5.8
Financials	4.4	7.1	15.0
Health Care	30.4	14.2	14.0
Industrials	18.3	16.7	10.8
Information Technology	35.5	27.8	22.3
Materials	1.7	6.5	3.4
Real Estate	0.0	3.3	4.0
Telecommunication
Services	0.1	0.2	2.0
Utilities	0.0	0.1	3.1

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.85	0.78
Beta	1.04	1.07

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

1 The expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratios were 0.44% for Investor Shares and 0.37% for Admiral Shares.

10

Capital Opportunity Fund

Ten Largest Holdings (% of total net assets)

Biogen Inc.	Biotechnology	4.9%
Eli Lilly & Co.	Pharmaceuticals	3.9
Amgen Inc.	Biotechnology	3.9
Southwest Airlines Co.	Airlines	3.7
FedEx Corp.	Air Freight &
	Logistics	3.3
Alphabet Inc.	Internet Software &
	Services	3.2
NVIDIA Corp.	Semiconductors	2.9
Adobe Systems Inc.	Application Software	2.7
BioMarin Pharmaceutical
Inc.	Biotechnology	2.6
Alibaba Group Holding	Internet Software &
Ltd.	Services	2.3
Top Ten		33.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

11

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Capital Opportunity Fund*Investor
	Shares	25.77%	19.75%	9.54%	$24,882
• • • • • • • •	Russell Midcap Growth Index	17.82	14.18	8.20	21,993
– – – –	Multi-Cap Growth Funds Average	19.24	13.13	6.53	18,825
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	18.67	14.15	7.64	20,887
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment

Capital Opportunity Fund Admiral Shares	25.86%	19.83%	9.62%	$125,333

Russell Midcap Growth Index	17.82	14.18	8.20	109,966
Dow Jones U.S. Total Stock Market Float
Adjusted Index	18.67	14.15	7.64	104,435

See Financial Highlights for dividend and capital gains information.

12

Capital Opportunity Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

13

Capital Opportunity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.4%)
Consumer Discretionary (9.1%)
^,*	CarMax Inc.	3,428,897	259,945
	Carnival Corp.	3,223,100	208,116
	Royal Caribbean
	Cruises Ltd.	1,725,900	204,588
^,*	Tesla Inc.	593,466	202,431
	TJX Cos. Inc.	2,414,200	177,999
*	Norwegian Cruise Line
	Holdings Ltd.	1,290,200	69,735
*	Amazon.com Inc.	65,820	63,276
	Sony Corp. ADR	1,544,000	57,653
	Ross Stores Inc.	542,100	35,003
	Gildan Activewear Inc.
	Class A	895,100	27,999
*	Shutterfly Inc.	450,300	21,831
	Las Vegas Sands Corp.	319,000	20,467
	L Brands Inc.	467,200	19,440
	Tribune Media Co.
	Class A	463,253	18,928
	Marriott International Inc.
	Class A	131,300	14,477
	Newell Brands Inc.	132,500	5,654
	Bed Bath & Beyond Inc.	238,900	5,607
	Hilton Worldwide
	Holdings Inc.	76,333	5,301
	Lions Gate Entertainment
	Corp. Class A	119,600	4,001
*	Lions Gate Entertainment
	Corp. Class B	110,200	3,503
	CBS Corp. Class B	59,000	3,422
*	Ascena Retail Group Inc.	727,200	1,782
*	tronc Inc.	112,600	1,636
*	Netflix Inc.	2,900	526
			1,433,320
Energy (0.3%)
	Cabot Oil & Gas Corp.	1,225,450	32,781
*	Southwestern
	Energy Co.	2,650,000	16,191

			Market
			Value•
		Shares	($000)
	Schlumberger Ltd.	32,800	2,288
	Pioneer Natural
	Resources Co.	2,400	354
	EOG Resources Inc.	2,400	232
			51,846
Financials (4.3%)
	Charles Schwab Corp.	4,555,700	199,266
*	E*TRADE Financial
	Corp.	3,910,829	170,551
	Northern Trust Corp.	1,005,551	92,440
	JPMorgan Chase & Co.	813,636	77,711
	Discover Financial
	Services	781,488	50,390
	Bank of America Corp.	1,305,317	33,077
	CME Group Inc.	188,154	25,529
	Progressive Corp.	409,502	19,828
	Travelers Cos. Inc.	62,074	7,605
	Chubb Ltd.	2,307	329
			676,726
Health Care (29.6%)
*	Biogen Inc.	2,467,838	772,729
	Eli Lilly & Co.	7,189,300	614,973
	Amgen Inc.	3,289,300	613,290
*	BioMarin
	Pharmaceutical Inc.	4,416,900	411,081
	Roche Holding AG	1,394,900	356,565
	Novartis AG ADR	2,913,200	250,098
*	QIAGEN NV	7,212,414	227,191
*	Illumina Inc.	1,049,900	209,140
*	Alkermes plc	3,835,501	194,997
*	Boston Scientific Corp.	5,997,100	174,935
	Bristol-Myers Squibb Co.	2,129,200	135,715
	Thermo Fisher Scientific
	Inc.	578,500	109,452
	Medtronic plc	1,287,600	100,137
*	Seattle Genetics Inc.	1,748,200	95,120
*	Bioverativ Inc.	1,233,919	70,420
	PerkinElmer Inc.	959,700	66,191
	Abbott Laboratories	1,219,200	65,057

14

Capital Opportunity Fund

			Market
			Value•
		Shares	($000)
*	Edwards Lifesciences
	Corp.	525,400	57,431
*	Charles River Laboratories
	International Inc.	384,600	41,544
^	AstraZeneca plc ADR	1,146,800	38,854
*	Waters Corp.	131,300	23,571
	Agilent Technologies Inc.	218,600	14,034
	Merck & Co. Inc.	186,100	11,916
	Zimmer Biomet Holdings
	Inc.	92,700	10,854
*	ImmunoGen Inc.	898,300	6,872
*	Cerner Corp.	9,400	670
			4,672,837
Industrials (17.9%)
	Southwest Airlines Co. 10,331,900		578,380
	FedEx Corp.	2,285,774	515,625
*	United Continental
	Holdings Inc.	4,434,000	269,942
	American Airlines Group
	Inc.	5,529,600	262,601
	Airbus SE	2,625,040	249,893
	Delta Air Lines Inc.	4,661,800	224,792
*	JetBlue Airways Corp.	7,069,250	130,993
	Jacobs Engineering
	Group Inc.	2,053,119	119,635
	Rockwell Automation Inc.	417,950	74,483
*	AECOM	1,900,600	69,961
	Caterpillar Inc.	530,100	66,109
^	Ritchie Bros Auctioneers
	Inc.	1,696,546	53,645
	Old Dominion Freight
	Line Inc.	482,700	53,150
	Boeing Co.	142,000	36,098
	Curtiss-Wright Corp.	328,400	34,331
	IDEX Corp.	243,900	29,626
	Textron Inc.	475,000	25,593
	Union Pacific Corp.	122,100	14,160
*	Spirit Airlines Inc.	185,935	6,212
*	Esterline Technologies
	Corp.	63,699	5,742
			2,820,971
Information Technology (34.5%)
	NVIDIA Corp.	2,578,400	460,941
*	Adobe Systems Inc.	2,909,600	434,054
*	Alibaba Group Holding
	Ltd. ADR	2,108,400	364,142
	Texas Instruments Inc.	3,719,100	333,380
	NetApp Inc.	6,995,200	306,110
	Microsoft Corp.	3,871,300	288,373
*	Micron Technology Inc.	6,600,000	259,578
*	Alphabet Inc. Class C	265,332	254,483
*	Alphabet Inc. Class A	256,420	249,681
*	Trimble Inc.	6,290,800	246,914

			Market
			Value•
		Shares	($000)
*	Flex Ltd.	14,304,402	237,024
	Corning Inc.	6,910,400	206,759
	KLA-Tencor Corp.	1,375,800	145,835
*	Splunk Inc.	2,176,498	144,585
	ASML Holding NV	750,500	128,486
	Visa Inc. Class A	1,190,900	125,330
*,1	Descartes Systems
	Group Inc.	4,357,800	119,186
*	Cree Inc.	3,701,000	104,331
*	BlackBerry Ltd.	8,826,500	98,680
	QUALCOMM Inc.	1,570,800	81,430
^,*	VMware Inc. Class A	570,100	62,249
*	Rambus Inc.	4,327,002	57,766
*	Entegris Inc.	1,894,331	54,651
*	Electronic Arts Inc.	460,000	54,308
	HP Inc.	2,683,200	53,557
	Plantronics Inc.	1,078,900	47,709
	Hewlett Packard
	Enterprise Co.	3,225,865	47,452
*	FormFactor Inc.	2,595,300	43,731
	Intuit Inc.	270,000	38,378
*	Nuance Communications
	Inc.	2,228,100	35,026
*	PayPal Holdings Inc.	544,100	34,839
*	Altaba Inc.	497,600	32,961
	Jabil Inc.	1,115,800	31,856
*	eBay Inc.	806,400	31,014
*	Dell Technologies Inc.
	Class V	387,606	29,927
*	Keysight Technologies Inc. 685,800		28,570
	Analog Devices Inc.	300,200	25,868
	Telefonaktiebolaget LM
	Ericsson ADR	4,437,500	25,516
	Apple Inc.	159,500	24,582
	Western Digital Corp.	281,500	24,322
	Mastercard Inc. Class A	151,000	21,321
	Teradyne Inc.	555,200	20,703
	DXC Technology Co.	216,489	18,592
	Micro Focus International
	plc ADR	441,004	14,068
*	salesforce.com Inc.	82,300	7,688
			5,455,956
Materials (1.6%)
	Monsanto Co.	2,175,386	260,655

Telecommunication Services (0.1%)
	AT&T Inc.	378,526	14,827
*	Sprint Corp.	215,800	1,679
*	T-Mobile US Inc.	16,400	1,011
			17,517
Total Common Stocks
(Cost $6,551,123)			15,389,828

15

Capital Opportunity Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (3.4%)
Money Market Fund (3.4%)
[2,3] Vanguard Market
Liquidity Fund, 1.223%
(Cost $541,383)	5,413,505	541,459
Total Investments (100.8%)
(Cost $7,092,506)		15,931,287

		Amount
		($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard		966
Receivables for Investment Securities Sold 8,418
Receivables for Accrued Income		12,703
Receivables for Capital Shares Issued		10,762
Other Assets		92
Total Other Assets		32,941
Liabilities
Payables for Investment Securities
Purchased		(6,484)
Collateral for Securities on Loan		(120,038)
Payables for Investment Advisor		(9,335)
Payables for Capital Shares Redeemed		(9,076)
Payables to Vanguard		(16,804)
Other Liabilities		(18)
Total Liabilities		(161,755)
Net Assets (100%)		15,802,473

At September 30, 2017, net assets consisted of:

Amount
($000)
Paid-in Capital	6,306,246
Undistributed Net Investment Income	70,754
Accumulated Net Realized Gains	586,466
Unrealized Appreciation (Depreciation)
Investment Securities	8,838,781
Foreign Currencies	226
Net Assets	15,802,473

Amount
($000)
Investor Shares—Net Assets
Applicable to 33,309,146 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,181,968
Net Asset Value Per Share—
Investor Shares	$65.51

Admiral Shares—Net Assets
Applicable to 90,037,125 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,620,505
Net Asset Value Per Share—
Admiral Shares	$151.28

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $117,632,000.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund
owns more than 5% of the outstanding voting securities of
such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $120,038,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Opportunity Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Dividends[1]	168,530
Interest	4,339
Securities Lending—Net	1,824
Total Income	174,693
Expenses
Investment Advisory Fees—Note B	35,794
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,898
Management and Administrative—Admiral Shares	15,619
Marketing and Distribution—Investor Shares	296
Marketing and Distribution—Admiral Shares	652
Custodian Fees	174
Auditing Fees	33
Shareholders’ Reports and Proxy—Investor Shares	118
Shareholders’ Reports and Proxy—Admiral Shares	152
Trustees’ Fees and Expenses	28
Total Expenses	56,764
Net Investment Income	117,929
Realized Net Gain (Loss)
Investment Securities Sold	1,284,713
Foreign Currencies	(367)
Realized Net Gain (Loss)	1,284,346
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,020,427
Foreign Currencies	360
Change in Unrealized Appreciation (Depreciation)	2,020,787
Net Increase (Decrease) in Net Assets Resulting from Operations	3,423,062
1 Dividends are net of foreign withholding taxes of $4,276,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	117,929	102,905
Realized Net Gain (Loss)	1,284,346	737,684
Change in Unrealized Appreciation (Depreciation)	2,020,787	1,030,279
Net Increase (Decrease) in Net Assets Resulting from Operations	3,423,062	1,870,868
Distributions
Net Investment Income
Investor Shares	(14,079)	(13,445)
Admiral Shares	(87,144)	(71,675)
Realized Capital Gain[1]
Investor Shares	(101,804)	(109,093)
Admiral Shares	(559,370)	(507,435)
Total Distributions	(762,397)	(701,648)
Capital Share Transactions
Investor Shares	(329,656)	(336,913)
Admiral Shares	(255,195)	32,413
Net Increase (Decrease) from Capital Share Transactions	(584,851)	(304,500)
Total Increase (Decrease)	2,075,814	864,720
Net Assets
Beginning of Period	13,726,659	12,861,939
End of Period[2]	15,802,473	13,726,659

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $10,182,000 and $3,304,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $70,754,000 and $63,405,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$54.99	$50.25	$51.42	$44.57	$33.22
Investment Operations
Net Investment Income	. 429[1]	.375	.349	.272	.270
Net Realized and Unrealized Gain (Loss)
on Investments	13.136	7.090	.666	8.314	12.395
Total from Investment Operations	13.565	7.465	1.015	8.586	12.665
Distributions
Dividends from Net Investment Income	(.370)	(.299)	(.308)	(.072)[2]	(.385)[2]
Distributions from Realized Capital Gains	(2.675)	(2.426)	(1.877)	(1.664)	(.930)
Total Distributions	(3.045)	(2.725)	(2.185)	(1.736)	(1.315)
Net Asset Value, End of Period	$65.51	$54.99	$50.25	$51.42	$44.57

Total Return[3]	25.77%	15.20%	1.72%	19.85%	39.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,182	$2,134	$2,283	$2,793	$2,720
Ratio of Total Expenses to Average Net Assets	0.44%	0.45%	0.45%	0.47%	0.48%
Ratio of Net Investment Income to
Average Net Assets	0.73%	0.73%	0.65%	0.57%	0.68%
Portfolio Turnover Rate	9%	6%	7%	7%	9%

1 Calculated based on average shares outstanding.
2 Fiscal 2013 dividends from net investment income include $.157 per share from a dividend received from ASML Holding NV.
Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund’s dividend from net investment income in December 2013.
The reallocation had no impact on net assets, net asset values per share, or total returns.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$127.00	$116.06	$118.79	$102.97	$76.75
Investment Operations
Net Investment Income	1.084[1]	.965	.916	.728	.707
Net Realized and Unrealized Gain (Loss)
on Investments	30.333	16.366	1.504	19.185	28.613
Total from Investment Operations	31.417	17.331	2.420	19.913	29.320
Distributions
Dividends from Net Investment Income	(.962)	(.791)	(.816)	(.251)[2]	(.953)[2]
Distributions from Realized Capital Gains	(6.175)	(5.600)	(4.334)	(3.842)	(2.147)
Total Distributions	(7.137)	(6.391)	(5.150)	(4.093)	(3.100)
Net Asset Value, End of Period	$151.28	$127.00	$116.06	$118.79	$102.97

Total Return[3]	25.86%	15.28%	1.78%	19.94%	39.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,621	$11,593	$10,579	$10,051	$7,927
Ratio of Total Expenses to Average Net Assets	0.37%	0.38%	0.38%	0.40%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.80%	0.80%	0.72%	0.64%	0.75%
Portfolio Turnover Rate	9%	6%	7%	7%	9%

1 Calculated based on average shares outstanding.
2 Fiscal 2013 dividends from net investment income include $.363 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial

21

Capital Opportunity Fund

strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2017, the investment advisory fee represented an effective annual rate of 0.24% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of

22

Capital Opportunity Fund

trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $966,000, representing 0.01% of the fund’s net assets and 0.39% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	14,783,370	606,458	—
Temporary Cash Investments	541,459	—	—
Total	15,324,829	606,458	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2017, the fund realized $643,411,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $8,990,000 from undistributed net investment income and $49,064,000 from accumulated net realized gains to paid-in capital.

23

Capital Opportunity Fund

For tax purposes, at September 30, 2017, the fund had $102,404,000 of ordinary income and $570,604,000 of long-term capital gains available for distribution.

At September 30, 2017, the cost of investment securities for tax purposes was $7,092,506,000. Net unrealized appreciation of investment securities for tax purposes was $8,838,781,000, consisting of unrealized gains of $9,000,566,000 on securities that had risen in value since their purchase and $161,785,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2017, the fund purchased $1,242,256,000 of investment securities and sold $2,429,256,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $949,363,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	278,625	4,772	188,678	3,739
Issued in Lieu of Cash Distributions	110,061	2,014	117,285	2,266
Redeemed	(718,342)	(12,285)	(642,876)	(12,626)
Net Increase (Decrease)—Investor Shares	(329,656)	(5,499)	(336,913)	(6,621)
Admiral Shares
Issued	1,019,007	7,552	620,027	5,277
Issued in Lieu of Cash Distributions	586,712	4,653	526,393	4,406
Redeemed	(1,860,914)	(13,446)	(1,114,007)	(9,555)
Net Increase (Decrease)—Admiral Shares	(255,195)	(1,241)	32,413	128

24

Capital Opportunity Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized	Distributions		Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Descartes Systems
Group Inc.	99,960	—	7,596	6,838	19,984	—	—	119,186
FormFactor Inc.	63,035	—	41,369	(71,726)	93,791	—	—	NA1
Vanguard Market
Liquidity Fund	536,979	NA [2]	NA [2]	14	51	4,339	—	541,459
Total	699,974			(64,874)	113,826	4,339	—	660,645

1 Not applicable—at September 30, 2017, the security was still held, but the issuer was no longer an affiliated company of the fund.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Capital Opportunity Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2017

Special 2017 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $698,741,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $111,405,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 91.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Opportunity Fund Investor Shares
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	25.77%	19.75%	9.54%
Returns After Taxes on Distributions	24.19	18.59	8.60
Returns After Taxes on Distributions and Sale of Fund Shares	15.52	15.86	7.58

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,122.71	$2.34
Admiral Shares	1,000.00	1,123.00	1.97
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.86	$2.23
Admiral Shares	1,000.00	1,023.21	1.88

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.37% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1110 112017

Annual Report | September 30, 2017

Vanguard Strategic Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Strategic Equity Fund returned more than 18% for the 12 months ended September 30, 2017. It outpaced its benchmark, the MSCI US Small + Mid Cap 2200 Index, by about a percentage point and also beat its peer-group average.

• The fund seeks long-term capital appreciation by investing in mid- and small-capitalization domestic stocks, using a quantitative approach.

• Eight of the fund’s 11 sectors delivered gains for the year. Materials, industrials, and financials were the strongest performers. Telecommunication services, energy, and consumer staples posted negative results.

• Over the ten years ended September 30, 2017, the fund’s average annual return was about half a percentage point below that of its benchmark index but higher than the average return of its peer group.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard Strategic Equity Fund	18.28%
MSCI US Small + Mid Cap 2200 Index	17.22
Mid-Cap Core Funds Average	15.96
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
Strategic Equity Fund	7.78%
MSCI US Small + Mid Cap 2200 Index	8.38
Mid-Cap Core Funds Average	6.86
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.18%	1.13%

The fund expense ratio shown is from the prospectus dated January 27, 2017, and represents estimated costs for the current fiscal year.
For the fiscal year ended September 30, 2017, the fund’s expense ratio was 0.18%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Mid-Cap Core Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

3

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

4

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

5

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

6

Advisor’s Report

For the 12 months ended September 30, 2017, Vanguard Strategic Equity Fund returned 18.28%, outpacing its benchmark, the MSCI US Small + Mid Cap 2200 Index, by about a percentage point.

Please note that as of September 30, 2017, the Strategic Equity Fund had realized short-term capital gains equal to about 0.4% of fund assets and long-term capital gains equal to about 6.0%. Gains will be distributed in December.

Investment environment

Overall global economic growth, though uncertain and mixed at times, combined with rising corporate earnings to support a strong performance by U.S. stocks. Stock valuations climbed as investors embraced risk.

The election of Donald Trump as U.S. president last November spurred the market. Investors anticipated the prospect of favorable corporate tax code changes, greater deregulation, and increased infrastructure spending. Expectations waned as change proved elusive, but markets pressed higher even as the United States was confronted by mounting tensions with North Korea and several major hurricanes.

U.S. economic fundamentals remained firm after favorable consumer confidence, unemployment, and GDP data. The Federal Reserve acknowledged the economy’s strength, pushing the range of the federal funds target rate to 1%–1.25% with hikes in March and June. The groundwork has been set for another increase in December and three more in 2018.

The broad U.S. equity market (as measured by the Russell 3000 Index) returned 18.71% for the period. Growth stocks outperformed their value counterparts, while small-capitalization companies beat large-caps. U.S. stocks trailed their developed-market and emerging-market peers.

Investment objective and strategy

Although it’s important to understand how overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on fundamentals—not technical analysis of stock price movements. We compare stocks within the same industry group in order to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative approach to evaluate a stock’s attractiveness based on five characteristics: 1) high quality—healthy balance sheets and steady cash-flow generation; 2) effective use of capital—sound investment policies that favor internal over external funding; 3) consistent earnings growth—the ability to grow earnings year after year; 4) strong market sentiment—market confirmation of our view; and 5) reasonable valuation—we strive to avoid overpriced stocks.

Using these five characteristics, we generate a daily composite stock ranking as we seek to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns

7

(such as industry selection and other risks relative to our benchmark). Our approach also includes a dynamic weighting process that shifts the characteristics’ relative importance over time.

Our successes and shortfalls

Overall, the fund performed well. Although only four of its 11 sectors boosted relative results, their contributions helped the fund surpass its benchmark. Our growth, momentum, and valuation models were useful, but our management decisions and quality models did not perform as expected.

Stock selection in industrials and materials lifted performance most. These sectors have done well since the U.S. presidential election in anticipation of increased spending on infrastructure. Selection in health care was also positive, but poor selection in energy and consumer discretionary stocks hurt.

Our most successful holdings included Meritor, Spirit AeroSystems, Chemours, AK Steel, and Array BioPharma. Results were dragged down by Brinker, Sanchez Energy, Newfield Exploration, and FirstEnergy.

We continue to believe that constructing a portfolio focused on the fundamentals described above will benefit investors over the long term, although we recognize that risk can reward or punish us in the near term. We feel the fund offers a strong mix of stocks with attractive valuation and growth characteristics relative to its benchmark.

We thank you for your investment and look forward to the coming fiscal year.

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal,
Head of Alpha Equity Investments

Vanguard Quantitative Equity Group

October 10, 2017

8

Strategic Equity Fund

Fund Profile
As of September 30, 2017

Portfolio Characteristics
			DJ
			U.S.
		MSCI US	Total
		Small +	Market
		Mid Cap	FA
	Fund	2200 Index	Index
Number of Stocks	330	2,165	3,808
Median Market Cap	$5.4B	$7.0B	$61.4B
Price/Earnings Ratio	18.2x	22.7x	21.9x
Price/Book Ratio	2.6x	2.4x	2.9x
Return on Equity	11.6%	10.7%	15.1%
Earnings Growth
Rate	15.7%	10.5%	9.6%
Dividend Yield	1.6%	1.5%	1.8%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate	81%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.18%	—	—
30-Day SEC Yield	1.49%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Small +	U.S. Total
		Mid Cap	Market
	Fund	2200 Index	FA Index
Consumer Discretionary 14.1%		14.1%	12.3%
Consumer Staples	3.0	2.9	7.3
Energy	4.2	4.2	5.8
Financials	15.6	15.7	15.0
Health Care	10.8	10.8	14.0
Industrials	15.3	15.2	10.8
Information Technology	17.3	17.2	22.3
Materials	6.0	6.2	3.4
Real Estate	9.1	9.0	4.0
Telecommunication
Services	0.4	0.4	2.0
Utilities	4.2	4.3	3.1

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	MSCI US	DJ
	Small +	U.S. Total
	Mid Cap	Market
	2200 Index	FA Index
R-Squared	0.93	0.80
Beta	1.03	1.07

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Citizens Financial Group
Inc.	Regional Banks	1.1%
Regions Financial Corp.	Regional Banks	1.1
United Rentals Inc.	Trading Companies &
	Distributors	1.0
Best Buy Co. Inc.	Computer &
	Electronics Retail	1.0
Lear Corp.	Auto Parts &
	Equipment	1.0
CDW Corp.	Technology
	Distributors	1.0
E*TRADE Financial	Investment Banking
Corp.	& Brokerage	1.0
MSCI Inc.	Financial Exchanges
	& Data	1.0
Lincoln National Corp.	Life & Health
	Insurance	1.0
Owens Corning	Building Products	0.9
Top Ten		10.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratio was 0.18%.

9

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2017
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Strategic Equity Fund*	18.28%	15.90%	7.78%	$21,156
• • • • • • • •	MSCI US Small + Mid Cap 2200 Index	17.22	14.62	8.38	22,370
– – – –	Mid-Cap Core Funds Average	15.96	12.61	6.86	19,416
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	18.67	14.15	7.64	20,887
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

10

Strategic Equity Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

11

Strategic Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (14.0%)
	Best Buy Co. Inc.	1,235,845	70,394
	Lear Corp.	401,406	69,475
	Children’s Place Inc.	513,143	60,628
*	Burlington Stores Inc.	520,806	49,716
*	iRobot Corp.	613,499	47,276
*	Liberty Media Corp-
	Liberty SiriusXM
	Class A Shares	1,127,735	47,252
	Bloomin’ Brands Inc.	2,578,686	45,385
	Big Lots Inc.	834,036	44,679
	Domino’s Pizza Inc.	222,635	44,204
	Coach Inc.	960,570	38,692
*	NVR Inc.	12,747	36,393
	Tailored Brands Inc.	2,109,672	30,464
*	Taylor Morrison Home
	Corp. Class A	1,358,603	29,957
	H&R Block Inc.	1,114,791	29,520
	Brinker International Inc.	891,178	28,393
	KB Home	1,162,885	28,049
	Nutrisystem Inc.	438,223	24,497
*	MSG Networks Inc.	1,001,436	21,230
*	Live Nation
	Entertainment Inc.	455,056	19,818
	Ralph Lauren Corp.
	Class A	221,426	19,550
	Hasbro Inc.	196,389	19,181
	BorgWarner Inc.	316,493	16,214
*	Dave & Buster’s
	Entertainment Inc.	284,978	14,956
*	Liberty Media Corp-
	Liberty SiriusXM
	Class C Shares	338,887	14,189
	News Corp. Class B	882,645	12,048
*	Cooper-Standard
	Holdings Inc.	99,757	11,569

			Market
			Value•
		Shares	($000)
*	Hyatt Hotels Corp.
	Class A	183,411	11,333
	Strayer Education Inc.	124,471	10,863
	Service Corp.
	International	298,147	10,286
	MDC Holdings Inc.	266,593	8,853
	PetMed Express Inc.	249,133	8,259
	New York Times Co.
	Class A	411,849	8,072
*	Discovery
	Communications Inc.
	Class A	303,318	6,458
*	Chegg Inc.	351,240	5,212
*	Adtalem Global
	Education Inc.	144,444	5,178
	Wolverine World Wide
	Inc.	166,987	4,817
	Aaron’s Inc.	109,282	4,768
*	Select Comfort Corp.	143,195	4,446
*	Sotheby’s	91,320	4,211
*	Iconix Brand Group Inc.	578,360	3,291
	Aramark	70,700	2,871
	Wynn Resorts Ltd.	19,064	2,839
*	Visteon Corp.	22,292	2,759
*	Grand Canyon Education
	Inc.	22,874	2,077
	Capella Education Co.	29,450	2,066
	Cracker Barrel Old
	Country Store Inc.	10,021	1,519
*	Hovnanian Enterprises
	Inc. Class A	781,198	1,508
*	Red Robin Gourmet
	Burgers Inc.	22,266	1,492
			986,907
Consumer Staples (3.0%)
	Nu Skin Enterprises Inc.
	Class A	500,224	30,754

12

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Sanderson Farms Inc.	164,845	26,626
	Conagra Brands Inc.	761,164	25,682
	Universal Corp.	285,008	16,331
*	HRG Group Inc.	959,840	14,983
	Dean Foods Co.	1,306,938	14,219
	SUPERVALU Inc.	584,061	12,703
*	US Foods Holding Corp.	454,108	12,125
	National Beverage Corp.	89,807	11,141
	Bunge Ltd.	156,018	10,837
	Campbell Soup Co.	217,991	10,206
*	Pilgrim’s Pride Corp.	264,803	7,523
^	Natural Health Trends
	Corp.	182,909	4,372
	Clorox Co.	29,916	3,946
*	Central Garden & Pet Co.	91,902	3,569
	Ingles Markets Inc.
	Class A	106,580	2,739
	SpartanNash Co.	78,056	2,058
*	Central Garden & Pet Co.
	Class A	55,030	2,047
			211,861
Energy (4.2%)
*	Newfield Exploration
	Co.	2,020,642	59,952
*,^	Chesapeake Energy
	Corp.	13,645,971	58,678
^	RPC Inc.	1,169,269	28,986
*	Laredo Petroleum Inc.	1,770,646	22,894
*	McDermott International
	Inc.	2,327,689	16,922
	Cimarex Energy Co.	133,416	15,165
	Cabot Oil & Gas Corp.	511,170	13,674
*,^	Resolute Energy Corp.	410,521	12,188
*,^	Sanchez Energy Corp.	2,506,973	12,084
*	Denbury Resources Inc.	7,686,234	10,300
	Delek US Holdings Inc.	358,271	9,577
*	Unit Corp.	394,794	8,125
	Targa Resources Corp.	140,506	6,646
*	CONSOL Energy Inc.	254,299	4,308
*	REX American
	Resources Corp.	40,464	3,797
	HollyFrontier Corp.	89,563	3,222
	Archrock Inc.	255,698	3,209
	Plains GP Holdings LP
	Class A	117,752	2,575
*	Renewable Energy Group
	Inc.	177,203	2,153
			294,455
Financials (15.5%)
	Citizens Financial Group
	Inc.	2,051,442	77,688
	Regions Financial Corp.	5,012,917	76,347
*	E*TRADE Financial Corp. 1,563,567		68,187

			Market
			Value•
		Shares	($000)
	MSCI Inc. Class A	574,133	67,116
	Lincoln National Corp.	911,699	66,992
	Zions Bancorporation	1,368,937	64,586
	Everest Re Group Ltd.	270,408	61,759
	Fifth Third Bancorp	2,140,365	59,887
	Unum Group	1,160,194	59,321
	Navient Corp.	3,590,622	53,931
	Assured Guaranty Ltd.	1,383,308	52,220
*	MGIC Investment Corp.	4,112,924	51,535
	Primerica Inc.	605,772	49,401
	Comerica Inc.	558,722	42,608
*	Essent Group Ltd.	773,006	31,307
*	Walker & Dunlop Inc.	528,599	27,662
*	World Acceptance Corp.	311,673	25,835
	Washington Federal Inc.	761,172	25,613
	Leucadia National Corp.	705,731	17,820
	LPL Financial Holdings
	Inc.	324,553	16,737
	Popular Inc.	347,867	12,502
	Evercore Inc. Class A	136,453	10,950
	Universal Insurance
	Holdings Inc.	462,255	10,632
	East West Bancorp Inc.	138,699	8,291
*	Green Dot Corp. Class A	163,519	8,107
	CNO Financial Group Inc.	341,345	7,967
	Raymond James
	Financial Inc.	66,205	5,583
	Nelnet Inc. Class A	109,773	5,544
	Federal Agricultural
	Mortgage Corp.	63,554	4,623
	Synovus Financial Corp.	95,855	4,415
*	Flagstar Bancorp Inc.	113,765	4,036
*	Credit Acceptance Corp.	11,276	3,159
*	NMI Holdings Inc.
	Class A	250,201	3,103
*	INTL. FCStone Inc.	63,170	2,421
*	Nationstar Mortgage
	Holdings Inc.	101,901	1,892
	HCI Group Inc.	39,417	1,508
	Great Southern Bancorp
	Inc.	26,542	1,477
	SEI Investments Co.	23,427	1,430
			1,094,192
Health Care (10.8%)
*	WellCare Health Plans
	Inc.	356,475	61,221
*	Charles River
	Laboratories
	International Inc.	555,294	59,983
*	PRA Health Sciences Inc.	766,185	58,360
*	Masimo Corp.	628,115	54,370
*	INC Research Holdings
	Inc. Class A	1,016,784	53,178

13

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Array BioPharma Inc.	4,311,608	53,033
*	Quintiles IMS Holdings
	Inc.	554,738	52,739
*	Centene Corp.	529,992	51,287
*	Veeva Systems Inc.
	Class A	740,609	41,778
	Quest Diagnostics Inc.	402,907	37,728
	Chemed Corp.	182,171	36,808
*	Tivity Health Inc.	851,704	34,749
*	IDEXX Laboratories Inc.	210,563	32,740
*	Prestige Brands Holdings
	Inc.	604,090	30,259
*	Exelixis Inc.	848,032	20,548
*	OraSure Technologies
	Inc.	786,408	17,694
*	Mettler-Toledo
	International Inc.	28,130	17,614
	Agilent Technologies Inc.	273,582	17,564
*	Varian Medical Systems
	Inc.	84,166	8,422
	Bruker Corp.	176,567	5,253
*	ImmunoGen Inc.	479,871	3,671
*	Lantheus Holdings Inc.	178,400	3,175
*	Halyard Health Inc.	69,766	3,142
	Cooper Cos. Inc.	12,496	2,963
*	Corcept Therapeutics Inc.	105,024	2,027
*	Cardiovascular Systems
	Inc.	49,314	1,388
			761,694
Industrials (15.2%)
*	United Rentals Inc.	510,143	70,777
	Owens Corning	853,646	66,030
	Spirit AeroSystems
	Holdings Inc. Class A	829,052	64,434
	ManpowerGroup Inc.	541,117	63,754
	Huntington Ingalls
	Industries Inc.	267,165	60,497
*	Meritor Inc.	2,237,170	58,189
	Wabash National Corp.	2,466,052	56,275
	Greenbrier Cos. Inc.	1,057,774	50,932
	Brink’s Co.	584,008	49,203
*	Hawaiian Holdings Inc.	1,282,584	48,161
*	XPO Logistics Inc.	635,383	43,066
	Oshkosh Corp.	503,492	41,558
	GATX Corp.	608,041	37,431
	SkyWest Inc.	769,166	33,766
*	MasTec Inc.	670,707	31,121
	L3 Technologies Inc.	163,051	30,724
	Allison Transmission
	Holdings Inc.	806,487	30,267
	Quad/Graphics Inc.	887,480	20,066
	Argan Inc.	273,589	18,399
*	TriNet Group Inc.	470,099	15,805

			Market
			Value•
		Shares	($000)
	Republic Services Inc.
	Class A	226,538	14,965
	Herman Miller Inc.	404,300	14,514
*	TransUnion	297,909	14,079
	Timken Co.	223,204	10,837
	Toro Co.	160,299	9,948
	Global Brass & Copper
	Holdings Inc.	281,610	9,518
	Graco Inc.	68,236	8,440
*	JetBlue Airways Corp.	391,339	7,252
*	Rush Enterprises Inc.
	Class A	154,573	7,155
*	Harsco Corp.	309,156	6,461
	Steelcase Inc. Class A	375,318	5,780
*	ACCO Brands Corp.	432,272	5,144
	LSC Communications Inc.	299,034	4,937
	General Cable Corp.	257,854	4,861
	Regal Beloit Corp.	60,622	4,789
	Brady Corp. Class A	121,645	4,616
*	TrueBlue Inc.	199,034	4,468
*	Continental Building
	Products Inc.	171,156	4,450
*	SPX Corp.	142,287	4,175
	Ennis Inc.	197,520	3,881
*	Chart Industries Inc.	98,795	3,876
	Applied Industrial
	Technologies Inc.	55,809	3,672
	Triumph Group Inc.	122,410	3,642
*	Aerojet Rocketdyne
	Holdings Inc.	85,734	3,002
	BWX Technologies Inc.	49,635	2,781
	MSA Safety Inc.	27,939	2,221
	Crane Co.	27,630	2,210
	HEICO Corp.	24,337	2,186
*	ICF International Inc.	38,939	2,101
	Rollins Inc.	43,375	2,001
	Insperity Inc.	18,277	1,608
	Robert Half International
	Inc.	28,976	1,459
	Barnes Group Inc.	20,408	1,438
	Briggs & Stratton Corp.	57,949	1,362
			1,074,284
Information Technology (17.2%)
	CDW Corp.	1,036,261	68,393
*,^	Advanced Micro Devices
	Inc.	5,016,182	63,956
	Booz Allen Hamilton
	Holding Corp. Class A	1,665,194	62,262
	SYNNEX Corp.	490,977	62,113
*	Square Inc.	2,149,843	61,937
*	First Data Corp. Class A	3,359,348	60,603
	CSRA Inc.	1,836,509	59,264
*	Aspen Technology Inc.	872,313	54,790

14

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Seagate Technology plc	1,592,958	52,838
*	TTM Technologies Inc.	3,190,081	49,031
	Science Applications
	International Corp.	724,320	48,421
*	Cirrus Logic Inc.	892,208	47,572
*,^	Synaptics Inc.	972,652	38,108
*	ON Semiconductor
	Corp.	1,985,969	36,681
*	Tech Data Corp.	400,891	35,619
*	CACI International Inc.
	Class A	248,728	34,660
	DXC Technology Co.	395,013	33,924
*	NCR Corp.	838,386	31,456
*	Cadence Design Systems
	Inc.	773,214	30,519
*	GoDaddy Inc. Class A	669,606	29,135
*	Amkor Technology Inc.	1,873,858	19,769
	Total System Services
	Inc.	223,786	14,658
*,^	Match Group Inc.	590,468	13,693
	Travelport Worldwide Ltd.	807,587	12,679
*	Extreme Networks Inc.	925,399	11,003
*	Take-Two Interactive
	Software Inc.	107,051	10,944
*	Box Inc.	523,684	10,118
*	Anixter International Inc.	115,879	9,850
	CSG Systems
	International Inc.	243,966	9,783
*	Arista Networks Inc.	49,791	9,441
	Leidos Holdings Inc.	158,239	9,371
*	Blucora Inc.	365,226	9,240
*	Sykes Enterprises Inc.	306,803	8,946
	Teradyne Inc.	236,797	8,830
	KLA-Tencor Corp.	82,990	8,797
*	Advanced Energy
	Industries Inc.	104,471	8,437
*	Five9 Inc.	299,105	7,149
	MAXIMUS Inc.	101,456	6,544
	Pegasystems Inc.	101,157	5,832
	Brooks Automation Inc.	179,616	5,453
	Lam Research Corp.	29,363	5,433
*	Conduent Inc.	318,467	4,990
*	ePlus Inc.	51,970	4,805
	ManTech International
	Corp. Class A	91,758	4,051
*,^	Unisys Corp.	452,301	3,845
*	Synopsys Inc.	47,163	3,798
*	Hortonworks Inc.	209,222	3,546
*	TrueCar Inc.	196,808	3,108
*	Kulicke & Soffa
	Industries Inc.	130,899	2,823
*	Zebra Technologies Corp.	22,979	2,495
*	IPG Photonics Corp.	13,329	2,467

			Market
			Value•
		Shares	($000)
*	Alarm.com Holdings Inc.	44,973	2,032
*	Alpha & Omega
	Semiconductor Ltd.	120,595	1,989
*	RingCentral Inc. Class A	42,246	1,764
	Convergys Corp.	60,115	1,556
	Xerox Corp.	42,383	1,411
*	Teradata Corp.	41,689	1,409
			1,213,341
Materials (6.0%)
	Chemours Co.	1,248,566	63,190
	Huntsman Corp.	2,153,166	59,040
	Trinseo SA	652,391	43,775
*	Freeport-McMoRan Inc.	2,737,409	38,433
	Steel Dynamics Inc.	932,680	32,149
*	Louisiana-Pacific Corp.	988,405	26,766
*	Owens-Illinois Inc.	998,399	25,120
	Albemarle Corp.	172,656	23,535
	Packaging Corp. of
	America	194,204	22,271
*	Alcoa Corp.	291,909	13,609
	Greif Inc. Class A	222,634	13,033
	Cabot Corp.	226,501	12,639
	Avery Dennison Corp.	112,595	11,073
	Valvoline Inc.	358,000	8,395
*	Berry Global Group Inc.	141,670	8,026
	Eastman Chemical Co.	81,964	7,417
*	Koppers Holdings Inc.	136,234	6,287
	Rayonier Advanced
	Materials Inc.	391,183	5,359
*	Crown Holdings Inc.	55,411	3,309
			423,426
Real Estate (9.1%)
	Hospitality Properties
	Trust	1,963,335	55,935
	GEO Group Inc.	1,758,226	47,296
^	Omega Healthcare
	Investors Inc.	1,380,493	44,052
	Senior Housing
	Properties Trust	2,136,974	41,778
	Gaming and Leisure
	Properties Inc.	1,044,368	38,527
	Lexington Realty Trust	3,533,935	36,117
	Ryman Hospitality
	Properties Inc.	573,693	35,850
*	SBA Communications
	Corp. Class A	211,205	30,424
	Government Properties
	Income Trust	1,579,076	29,639
	LaSalle Hotel Properties	886,523	25,727
	CoreCivic Inc.	947,140	25,355
	Uniti Group Inc.	1,547,267	22,683
	Sunstone Hotel Investors
	Inc.	1,343,324	21,587

15

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Summit Hotel Properties
	Inc.	1,302,856	20,833
	Sabra Health Care REIT
	Inc.	853,082	18,717
^	CBL & Associates
	Properties Inc.	2,107,997	17,686
	Washington Prime Group
	Inc.	1,527,510	12,724
	Xenia Hotels & Resorts
	Inc.	581,802	12,247
	Ashford Hospitality Trust
	Inc.	1,699,662	11,337
	Essex Property Trust Inc.	42,336	10,755
	Brandywine Realty Trust	577,517	10,101
	CoreSite Realty Corp.	82,296	9,209
	Select Income REIT	364,195	8,529
	MGM Growth Properties
	LLC Class A	267,381	8,078
	Pebblebrook Hotel Trust	215,179	7,777
*,2	Forestar Group Inc.	350,891	6,035
	DiamondRock Hospitality
	Co.	481,813	5,276
	Outfront Media Inc.	191,018	4,810
	NorthStar Realty Europe
	Corp.	354,448	4,540
	Equity LifeStyle
	Properties Inc.	47,095	4,007
	New Senior Investment
	Group Inc.	401,108	3,670
	Universal Health Realty
	Income Trust	38,604	2,914
	RLJ Lodging Trust	105,478	2,320
	National Health Investors
	Inc.	19,112	1,477
	Piedmont Office Realty
	Trust Inc. Class A	68,065	1,372
			639,384
Telecommunication Services (0.4%)
*	Zayo Group Holdings Inc.	673,498	23,182
	Cincinnati Bell Inc.	89,810	1,782
			24,964
Utilities (4.2%)
	FirstEnergy Corp.	2,132,255	65,737
	CenterPoint Energy Inc.	2,199,643	64,252
	Entergy Corp.	695,977	53,145
	MDU Resources Group
	Inc.	1,426,372	37,014
	National Fuel Gas Co.	289,269	16,375
	Ameren Corp.	259,685	15,020
	NRG Energy Inc.	453,388	11,602
	DTE Energy Co.	76,472	8,210
	PNM Resources Inc.	184,667	7,442

			Market
			Value•
		Shares	($000)
	AES Corp.	572,101	6,305
	UGI Corp.	113,403	5,314
	Black Hills Corp.	42,441	2,923
^	Spark Energy Inc.
	Class A	137,179	2,058
	Avangrid Inc.	29,397	1,394
			296,791
Total Common Stocks
(Cost $5,813,735)			7,021,299
Temporary Cash Investments (1.2%)[1]
Money Market Fund (1.2%)
[3,4]	Vanguard Market
	Liquidity Fund,
	1.223%	828,541	82,871

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Bill,
	0.980%, 10/5/17	450	450
5	United States Treasury Bill,
	1.033%–1.038%, 11/2/17	750	750
	United States Treasury Bill,
	1.101%, 2/22/18	900	896
5	United States Treasury Bill,
	1.169%, 3/22/18	500	497
			2,593
Total Temporary Cash Investments
(Cost $85,458)			85,464
Total Investments (100.8%)
(Cost $5,899,193)			7,106,763

16

Strategic Equity Fund

Amount
($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard	430
Receivables for Investment Securities Sold	4,820
Receivables for Accrued Income	9,339
Receivables for Capital Shares Issued	3,766
Variation Margin Receivable—
Futures Contracts	12
Other Assets	247
Total Other Assets	18,614
Liabilities
Payables for Investment Securities
Purchased	(5,781)
Collateral for Securities on Loan	(59,775)
Payables for Capital Shares Redeemed	(2,559)
Payables to Vanguard	(6,426)
Other Liabilities	(247)
Total Liabilities	(74,788)
Net Assets (100%)
Applicable to 202,061,768 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,050,589
Net Asset Value Per Share	$34.89

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	5,326,308
Undistributed Net Investment Income	62,713
Accumulated Net Realized Gains	453,186
Unrealized Appreciation (Depreciation)
Investment Securities	1,207,570
Futures Contracts	812
Net Assets	7,050,589

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $56,182,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.8%, respectively, of net assets.
2 Security value determined using significant unobservable
inputs.
3 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
4 Includes $59,775,000 of collateral received for securities on loan.
5 Securities with a value of $1,247,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2017	241	17,989	393
E-mini S&P Mid-Cap 400 Index	December 2017	54	9,697	419
				812

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Equity Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Dividends	110,658
Interest	278
Securities Lending—Net	4,225
Total Income	115,161
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,231
Management and Administrative	8,523
Marketing and Distribution	1,003
Custodian Fees	86
Auditing Fees	36
Shareholders’ Reports and Proxy	271
Trustees’ Fees and Expenses	8
Total Expenses	12,158
Net Investment Income	103,003
Realized Net Gain (Loss)
Investment Securities Sold	484,146
Futures Contracts	4,271
Realized Net Gain (Loss)	488,417
Change in Unrealized Appreciation (Depreciation)
Investment Securities	508,394
Futures Contracts	559
Change in Unrealized Appreciation (Depreciation)	508,953
Net Increase (Decrease) in Net Assets Resulting from Operations	1,100,373

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	103,003	120,742
Realized Net Gain (Loss)	488,417	143,016
Change in Unrealized Appreciation (Depreciation)	508,953	325,286
Net Increase (Decrease) in Net Assets Resulting from Operations	1,100,373	589,044
Distributions
Net Investment Income	(101,097)	(93,924)
Realized Capital Gain[1]	(99,945)	(549,653)
Total Distributions	(201,042)	(643,577)
Capital Share Transactions
Issued	1,014,707	714,159
Issued in Lieu of Cash Distributions	188,875	602,796
Redeemed	(1,098,154)	(956,042)
Net Increase (Decrease) from Capital Share Transactions	105,428	360,913
Total Increase (Decrease)	1,004,759	306,380
Net Assets
Beginning of Period	6,045,830	5,739,450
End of Period[2]	7,050,589	6,045,830

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $62,713,000 and $67,820,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$30.41	$30.82	$32.02	$27.34	$21.02
Investment Operations
Net Investment Income	. 504[1]	.624	.466	. 361	.426 [2]
Net Realized and Unrealized Gain (Loss)
on Investments	4.988	2.440	.207	4.679	6.244
Total from Investment Operations	5.492	3.064	.673	5.040	6.670
Distributions
Dividends from Net Investment Income	(. 509)	(. 507)	(. 354)	(. 360)	(. 350)
Distributions from Realized Capital Gains	(.503)	(2.967)	(1.519)	—	—
Total Distributions	(1.012)	(3.474)	(1.873)	(.360)	(.350)
Net Asset Value, End of Period	$34.89	$30.41	$30.82	$32.02	$27.34

Total Return[3]	18.28%	10.62%	2.01%	18.53%	32.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,051	$6,046	$5,739	$5,392	$4,239
Ratio of Total Expenses to Average Net Assets	0.18%	0.18%	0.21%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets	1.53%	2.09%	1.41%	1.19%	1.75%[2]
Portfolio Turnover Rate	81%	74%	70%	60%	64%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.043 and 0.18%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and Metro PCS Communications Inc.
in May 2013.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

21

Strategic Equity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period

22

Strategic Equity Fund

for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $430,000, representing 0.01% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	7,015,264	—	6,035
Temporary Cash Investments	82,871	2,593	—
Futures Contracts—Assets[1]	12	—	—
Total	7,098,147	2,593	6,035
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $7,241,000 from undistributed net investment income, and $34,354,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2017, the fund had $97,283,000 of ordinary income and $425,305,000 of long-term capital gains available for distribution.

23

Strategic Equity Fund

At September 30, 2017, the cost of investment securities for tax purposes was $5,899,193,000. Net unrealized appreciation of investment securities for tax purposes was $1,207,570,000, consisting of unrealized gains of $1,401,226,000 on securities that had risen in value since their purchase and $193,656,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2017, the fund purchased $5,445,163,000 of investment securities and sold $5,418,976,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	30,675	24,472
Issued in Lieu of Cash Distributions	5,767	21,011
Redeemed	(33,176)	(32,942)
Net Increase (Decrease) in Shares Outstanding	3,266	12,541

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

					Current Period Transactions
	Sept. 30,		Proceeds					Sept. 30,
	2016		from	Realized	Change in		Capital Gain	2017
	Market	Purchases	Securities	Net Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	79,728	NA1	NA1	8	—	266	—	82,871
Wabash
National Corp.	47,721	1,890	21,265	7,044	20,885	519	—	NA2
Total	127,449	—	—	7,052	20,885	785	—	82,871

1 Not applicable—purchases and sales are for temporary cash investment purposes.
2 Not applicable—at September 30, 2017, the security was still held, but the issuer was no longer an affiliated company of the fund.

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2017, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Equity Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2017

Special 2017 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $132,128,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $76,874,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 53.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Equity Fund
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	18.28%	15.90%	7.78%
Returns After Taxes on Distributions	17.35	14.67	6.89
Returns After Taxes on Distributions and Sale of Fund Shares	10.89	12.64	6.13

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,046.18	$0.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.17	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112017

Annual Report | September 30, 2017

Vanguard Global Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• The fund returned 20.85% for the 12 months ended September 30, 2017, surpassing its benchmark index’s 18.65% return and the 17.49% average return of its peers.

• The advisors’ selections in the Pacific region and emerging markets were the leading outperformers versus the benchmark. Among countries, the fund’s Spanish and Canadian stocks were the leading underperformers.

• All 11 industry sectors represented in the fund posted positive results. Information technology posted the highest return and made the most significant contribution to the fund’s outperformance.

• Health care and consumer staples also helped the fund’s relative performance; financials, industrials, and materials hindered it.

• The fund’s average annual return for the ten years ended September 30, 2017, exceeded that of its benchmark index and its peer group.

Total Returns: Fiscal Year Ended September 30, 2017
Total
Returns
Vanguard Global Equity Fund	20.85%
MSCI All Country World Index	18.65
Global Funds Average	17.49
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2017
Average
Annual Return
Global Equity Fund	3.99%
MSCI All Country World Index	3.88
Global Funds Average	3.58
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Global Equity Fund	0.51%	1.24%

The fund expense ratio shown is from the prospectus dated January 27, 2017, and represents estimated costs for the current fiscal year.
For the fiscal year ended September 30, 2017, the fund’s expense ratio was 0.48%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Global Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Our investors depend on Vanguard to be a responsible steward of their assets. This includes our obvious responsibilities—managing the funds, offering investment perspectives and advice, and assisting with questions and transactions.

But because a long-term perspective informs every aspect of our investment approach, we also work on your behalf in less obvious ways, such as by advocating for responsible governance among the companies in which Vanguard funds invest. Vanguard’s index funds are essentially permanent owners of thousands of publicly traded companies, and we have a special obligation to be engaged stewards actively focused on the long term.

Simply put, we believe that well-governed companies are more likely to perform well over the long run.

Although Vanguard has always been an advocate for strong corporate governance, we have expanded our efforts recently as our investor base continues to grow. Our Investment Stewardship team has doubled in size since 2015, and we continue to add analysts, researchers, and operations team members. The team guides our engagement activities and our funds’ proxy voting by analyzing corporate governance practices in companies around the world.

Our four Investment Stewardship pillars

As we evaluate company responsiveness to governance matters, including environmental and social concerns, we focus on four key areas—what we call our Investment Stewardship pillars:

• The board: A high-functioning, well-composed, independent, diverse, and experienced board with effective ongoing evaluation practices.

• Governance structures: Provisions and structures that empower shareholders and protect their rights.

• Appropriate compensation: Pay that incentivizes relative outperformance over the long term.

• Risk oversight: Effective, integrated, and ongoing oversight of relevant industry-and company-specific risks.

Guided by these pillars, our Investment Stewardship team conducted more than 950 engagements, or discussions, with company directors and leaders worldwide during the 12 months ended June 30, 2017.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	18.54%	10.63%	14.27%
Russell 2000 Index (Small-caps)	20.74	12.18	13.79
Russell 3000 Index (Broad U.S. market)	18.71	10.74	14.23
FTSE All-World ex US Index (International)	19.49	5.11	7.35

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.07%	2.71%	2.06%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.87	3.19	3.01
Citigroup Three-Month U.S. Treasury Bill Index	0.64	0.28	0.18

CPI
Consumer Price Index	2.23%	1.22%	1.30%

We also cast more than 171,000 votes on behalf of Vanguard funds at more than 18,000 shareholder meetings.

Gender diversity on boards and climate risk

As we engage with companies, we are devoting increased attention to two specific topics. The first is gender diversity on boards. It’s no secret that the right combination of talent, skills, and experience leads to better results, so we pay close attention to how company boards are structured and managed, and how they evolve.

In recent years, a growing body of research has demonstrated that greater diversity on boards can lead to improved governance and company performance. We are advocating for boards to incorporate diverse perspectives and experience into their strategic planning and decision-making. One example of our commitment to more diverse boards is our participation in the 30% Club, a global coalition working to increase the representation of women in boardrooms and leadership roles.

The second issue is climate risk. We will continue to engage with companies to understand their responses to this risk. Regardless of one’s perspective on the issue, the potential is real for changing regulations, demographics, and consumption behavior to affect business results for companies in many sectors.

We want to ensure that such business and regulatory risks are sufficiently disclosed so investors can value companies appropriately. In the past year, we have voted for shareholder proposals at several energy companies that called for management to improve its climate risk assessment and planning, and we will consider supporting similar proposals if we believe they are beneficial to long-term shareholder value. When a proposal from a shareholder presents a strong case for change, we’re more than willing to fully consider it. And even if the case falls short, these proposals often catalyze a discussion that generates meaningful change over time.

In addition to considering activists’ proposals, we consult research providers and our own network of experts. When we detect material risks to a company’s long-term value (such as bad leadership, poor disclosure, misaligned compensation structures, or threats to shareholder rights), we act with our voice and our vote.

Our stewardship reflects our mission

But we don’t act as independent agents with our own agenda. Every time we speak with a company chairman, CEO, or director, we’re acutely aware of the role we play in representing the economic interests of more than 20 million Vanguard investors. So you can expect us to speak out when we detect threats to the economic interests of our shareholders.

We take positions on these matters not because they are inherently good or noble but because they are tied to the long-term economic value of your funds’ investments.

You trust us to represent your interests across the globe. You can be confident we act on that responsibility with the seriousness and dedication it deserves.

To learn more about our Investment Stewardship program, including how our funds have voted, visit https://about. vanguard.com/investment-stewardship/.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2017

Advisors’ Report

For the fiscal year ended September 30, 2017, Vanguard Global Equity Fund returned 20.85%, outpacing its benchmark index and the average return of its peers. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the past year and its effect on portfolio positioning. These comments were prepared on October 18, 2017.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Charles Plowden,
Joint Senior Partner
and Lead Portfolio Manager

Spencer Adair, CFA,
Partner and Investment Manager,
Global Alpha Strategy

Malcolm MacColl,
Partner and Investment Manager,
Global Alpha Strategy

The improving global economy has buoyed stock markets, which have risen strongly over the past 12 months. Our portfolio tends to do well when the market is rewarding fundamentals, and this is the case at present.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	34	1,851	A long-term, active, bottom-up investment
			approach is used to identify companies that can
			generate above-average growth in earnings and
			cash flow.
Acadian Asset Management LLC	32	1,708	A quantitative, active, bottom-up investment
			process that combines stock and peer-group
			valuation to arrive at a return forecast for each
			of more than 30,000 securities in the global
			universe.
Marathon Asset Management	32	1,695	A long-term and contrarian investment
LLP			philosophy and process with a focus on
			industry capital cycle analysis and in-depth
			management assessment.
Cash Investments	2	133	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

Technology, innovation, and disruption continue to be at the heart of the portfolio, and companies in these spheres were among our strongest performers. Semiconductors and their supply chain (NVIDIA, Teradyne, Samsung Electronics) and online platforms (Alibaba, Autohome) have seen strong operational results, with share prices rising as a result. Beyond technology, Royal Caribbean Cruises (cruise holidays), Anthem (health insurance), Prudential (life insurance), and Fiat Chrysler (automobiles) also contributed meaningfully to performance.

Stock selection in the energy sector detracted from performance. We own two explorers (Apache and EOG Resources) and a supplier of equipment to oil producers (Now). Operational performance at the explorers remains good, with Apache seeing revenues rise 20% during the first half of 2017 and EOG on target to hit volume growth of 20% for the whole year. Other notable detractors included Fairfax Financial (insurance) and Brambles (industrial pallets). We increased our position in Fairfax after a period of weakness and trimmed our position in Brambles.

We have sold companies where we think the share price and valuation metrics have caught up with our optimistic view—Ferrari (luxury automobiles) and Intuitive Surgical (robotic surgery), for example. We have recycled some of the proceeds into the semiconductor industry, where the demand profile continues to encourage us. We have opened positions in Infineon

Technologies, Advantest, and Advanced Micro Devices. Although many have been writing off emerging markets in recent years, as growth investors we are still attracted to the longterm opportunity and have opened a position in Brazil’s secondlargest private bank, Banco Bradesco, which we expect will benefit from both the withdrawal of several foreign banks and an improved Brazilian economy.

We remain confident in the positioning of the portfolio and optimistic about the future. We are enthusiastic about technology, Asian consumption, and the U.S. economy. Ultimately, we remain focused on finding the best growth companies across the world; it is these businesses that will drive returns for the portfolio in the long run.

Acadian Asset Management LLC

Portfolio Managers:

John R. Chisholm, CFA,
Executive Vice President and
Chief Investment Officer

Brendan O. Bradley, Ph.D.,
Senior Vice President and
Director of Portfolio Management

Global markets gained about 19% for the 12 months. Investors around the world remained largely upbeat as they sought clarity on a number of issues, including the U.S. presidential election, the implications of Brexit, and policy shifts at key central banks. On the whole, equities advanced on the back of a postelection rally in the United States, a recovery in commodity prices, and improving sentiment about economic growth in key markets.

The early months of 2017 saw a more tempered sense of optimism than had been the case in the final months of 2016, as uncertainty in the United States about the new administration’s policy course unsettled investors globally. Later in the period, North Korea’s intensified testing of nuclear weapons and ballistic missile programs became a concern. While geopolitical uncertainty was elevated, however, market volatility remained fairly low, and economic indicators in key markets looked increasingly positive. U.S. indexes consistently hit records and nonU.S. markets got a notable boost from the weakening U.S. dollar. Emerging markets outpaced developed markets for the period despite pressures in China, where credit was of mounting concern, and Brazil, where the economy began a nascent recovery from a deep recession amid continued political turmoil.

We focused on attractively valued stocks that appeared likely to rise in price based on earnings data, price characteristics, and quality. Based on bottomup stock selection, the portfolio was overweighted relative to the benchmark in South Korea, Canada, the United States, and Taiwan; it was underweighted in the United Kingdom, Japan, Switzerland, and China.

Our sector allocations focused on information technology and health care and were light in financials and materials.

Positive returns from stock selection were partially offset by unsuccessful country allocations. At the stock level, South Korean technology stocks added notable value, as did our holdings in Germany and Taiwan. Additional contributions came from selections in France, Australia, and Japan, among other markets. The portfolio’s holdings in the United States, particularly in the capital goods and retailing industries, detracted most.

By country, our overweighting of South Korea and our underweighting of Japan boosted performance, although this gain was offset by our underweighting of Europe and overweighting of North America. Our sector allocations were negative overall. Our underweighting of financials and overweighting of health care hindered returns the most.

Marathon Asset Management LLP

Portfolio Managers:

Neil M. Ostrer,
CoHead of Global Equity

William J. Arah,
CoHead of Global Equity

Global equity markets continued to rise during the third quarter of 2017, finishing the 12 months ended September 30, 2017, with strong results. Recent concerns over geopolitical risk were more than offset by investor enthusiasm about improving economic growth and the prospect for tax reform in the United States. Emerging markets and developed Europe were particularly strong, outperforming the global benchmark.

At the stock level, our decision not to own General Electric contributed most to relative returns, as the multinational conglomerate saw its shares decline during the period on sustained concerns about liquidity and growth. IPG Photonics, which holds more than 90% of the market share for highperformance fiber lasers, was another notable contributor.

In Europe, our overweight allocation to Unilever boosted results. The consumer goods giant has benefited from several restructuring policies and successful acquisitions since February’s failed takeover bid by Kraft Heinz. Bluechip U.K. companies Intertek Group and British American Tobacco also contributed. Detractors included Fairfax Financial, where CEO Prem Watsa’s hedge on equity markets hampered performance, and Superior Energy, which was hurt by declining oil prices and balancesheet concerns. Not owning Apple, Bank of America, Microsoft, or Boeing hindered returns as well.

Recent meetings with U.S. companies have reinforced our sense that the U.S. economy remains in good shape and that it appears to be in unusual synchrony with other global economies. This may bode well for the current earnings season, where expectations are relatively low partly because of the impact of recent hurricanes.

Improved prospects for tax reform bodes well for the U.S. market, as many stocks appear to have given up some of the gains they made just after the election, when hopes for reform ran high. Financials, industrials, and consumer discretionary would be among the key beneficiaries of tax reform. These sectors have already begun to reprice, along with smallcapitalization stocks, which have narrowed the performance gap between them and their largecap counterparts.

This far into the cycle, however, with elevated valuations set against changing monetary conditions, it is important for longterm investors to be aware of the downside risks to equities. Awareness of these risks can help dampen the urge to chase returns that may ultimately prove fleeting.

Global Equity Fund

Fund Profile
As of September 30, 2017

Portfolio Characteristics
		MSCI All
		Country
	Fund	World Index
Number of Stocks	1,300	2,491
Median Market Cap	$26.6B	$53.1B
Price/Earnings Ratio	19.0x	19.0x
Price/Book Ratio	2.5x	2.2x
Return on Equity	14.9%	14.3%
Earnings Growth Rate	10.5%	8.1%
Dividend Yield	1.7%	2.3%
Turnover Rate	47%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.51%	—
Short-Term Reserves	1.5%	—

Sector Diversification (% of equity exposure)

		MSCI All
		Country
	Fund	World Index
Consumer Discretionary	14.4%	11.9%
Consumer Staples	9.2	8.8
Energy	2.8	6.4
Financials	19.9	18.7
Health Care	10.5	11.2
Industrials	12.0	10.8
Information Technology	23.0	17.5
Materials	4.1	5.3
Real Estate	1.7	3.1
Telecommunication Services	1.6	3.2
Utilities	0.8	3.1

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
MSCI All
Country
World Index
R-Squared	0.94
Beta	0.93

These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)

Alphabet Inc.	Internet Software &
	Services	2.2%
Samsung Electronics	Technology
Co. Ltd.	Hardware, Storage &
	Peripherals	2.0
Naspers Ltd.	Cable & Satellite	1.3
Amazon.com Inc.	Internet & Direct
	Marketing Retail	1.3
Prudential plc	Life & Health
	Insurance	1.2
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.1
Royal Caribbean Cruises Hotels, Resorts &
Ltd.	Cruise Lines	1.1
Berkshire Hathaway Inc. Multi-Sector
	Holdings	1.0
Procter & Gamble Co.	Household Products	1.0
Coca-Cola Co.	Soft Drinks	1.0
Top Ten		13.2%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated January 27, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2017, the expense ratio was 0.48%.

Global Equity Fund

Market Diversification (% of equity exposure)

		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	4.5%	5.9%
Germany	3.0	3.2
Switzerland	2.3	2.7
Denmark	1.7	0.6
France	1.7	3.6
Ireland	1.7	0.2
Sweden	1.3	1.0
Netherlands	1.0	1.2
Other	2.7	3.1
Subtotal	19.9%	21.5%
Pacific
Japan	6.8%	7.7%
South Korea	3.7	1.7
Hong Kong	1.5	1.1
Australia	1.5	2.3
Other	0.4	0.5
Subtotal	13.9%	13.3%
Emerging Markets
China	3.2%	3.4%
Taiwan	2.7	1.3
South Africa	2.0	0.7
India	1.4	1.0
Brazil	1.2	0.9
Other	2.4	2.5
Subtotal	12.9%	9.8%
North America
United States	48.6%	52.0%
Canada	4.5	3.2
Subtotal	53.1%	55.2%
Middle East
Other	0.2%	0.2%

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2007, Through September 30, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2017

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Global Equity Fund*	20.85%	12.29%	3.99%	$14,793

• • • • • • • • MSCI All Country World Index	18.65	10.20	3.88	14,634
Global Funds Average	17.49	9.96	3.58	14,210
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Fiscal-Year Total Returns (%): September 30, 2007, Through September 30, 2017

Global Equity Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of September 30, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Australia †		72,016	1.3%

Austria †		6,893	0.1%

Belgium †		4,433	0.1%
Brazil †		63,816	1.2%

Canada
Canadian Imperial Bank of Commerce	317,601	27,788	0.5%
Bank of Montreal	366,400	27,729	0.5%
Canada—Other †		181,994	3.4%
		237,511	4.4%

Chile †		9,812	0.2%
China
* Alibaba Group Holding Ltd. ADR	264,258	45,640	0.8%
* Baidu Inc. ADR	119,938	29,707	0.6%
China—Other †		91,971	1.7%
		167,318	3.1%

Colombia †		2,714	0.1%
Czech Republic †		1,523	0.0%

Denmark †		86,824	1.6%
Finland †		33,940	0.6%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
France †		84,594	1.6%

Germany
SAP SE	429,798	47,126	0.9%
Deutsche Lufthansa AG	994,672	27,661	0.5%
Germany—Other †		79,149	1.5%
		153,936	2.9%

Greece †		6,411	0.1%

Hong Kong
AIA Group Ltd.	4,865,600	36,022	0.7%
Hong Kong—Other †		44,042	0.8%
		80,064	1.5%

Hungary †		1,105	0.0%

India
ICICI Bank Ltd.	6,894,073	29,243	0.5%
India—Other †		42,620	0.8%
		71,863	1.3%

Indonesia †		9,783	0.2%

Ireland
CRH plc	936,299	35,558	0.7%
* Ryanair Holdings plc ADR	259,201	27,325	0.5%
3 Ireland—Other †		23,615	0.4%
		86,498	1.6%

Israel †		11,599	0.2%

Italy
* Fiat Chrysler Automobiles NV	1,633,395	29,273	0.5%
Italy—Other †		15,322	0.3%
		44,595	0.8%
Japan
MS&AD Insurance Group Holdings Inc.	1,084,700	34,956	0.6%
Daito Trust Construction Co. Ltd.	143,700	26,180	0.5%
Japan—Other †		288,922	5.4%
		350,058	6.5%

Kenya †		105	0.0%

Malaysia †		26,595	0.5%

[1]Mexico †		4,025	0.1%

[1]Netherlands †		51,199	1.0%

New Zealand †		2,277	0.0%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Norway †		16,520	0.3%

Other
2 Vanguard FTSE Emerging Markets ETF	396,506	17,276	0.3%

Peru †		924	0.0%

Philippines †		1,403	0.0%

Poland †		6,528	0.1%

Qatar †		943	0.0%

Russia †		37,805	0.7%

Singapore †		21,984	0.4%

South Africa
Naspers Ltd.	326,136	70,502	1.3%
South Africa—Other †		33,367	0.6%
		103,869	1.9%
South Korea
Samsung Electronics Co. Ltd.	30,429	68,472	1.3%
Samsung Electronics Co. Ltd. GDR	32,887	37,300	0.7%
SK Hynix Inc.	492,849	35,944	0.6%
3 South Korea—Other †		53,145	1.0%
		194,861	3.6%

Spain †		29,649	0.6%

Sweden †		66,289	1.2%

Switzerland
Cie Financiere Richemont SA	309,306	28,313	0.5%
Nestle SA	319,430	26,813	0.5%
Switzerland—Other †		68,619	1.3%
		123,745	2.3%
Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,356,486	50,936	1.0%
Hon Hai Precision Industry Co. Ltd.	8,643,717	30,019	0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,034,577	7,410	0.1%
3 Taiwan—Other †		49,335	0.9%
		137,700	2.6%

Thailand †		10,181	0.2%

Turkey †		14,123	0.3%

United Arab Emirates †		185	0.0%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
United Kingdom
Prudential plc	2,536,608	60,703	1.2%
1 United Kingdom—Other †		168,016	3.1%
		228,719	4.3%
United States
Consumer Discretionary
* Amazon.com Inc.	71,919	69,139	1.3%
Royal Caribbean Cruises Ltd.	484,483	57,431	1.1%
Comcast Corp. Class A	786,506	30,265	0.6%
* CarMax Inc.	392,980	29,792	0.5%
Walt Disney Co.	290,263	28,611	0.5%
Consumer Discretionary—Other †		188,850	3.5%
		404,088	7.5%
Consumer Staples
Procter & Gamble Co.	605,279	55,068	1.0%
Coca-Cola Co.	1,205,256	54,249	1.0%
PepsiCo Inc.	328,792	36,637	0.7%
Colgate-Palmolive Co.	436,710	31,814	0.6%
Consumer Staples—Other †		93,045	1.7%
		270,813	5.0%

Energy †		55,814	1.0%

Financials
* Berkshire Hathaway Inc. Class B	303,888	55,709	1.0%
Moody’s Corp.	297,411	41,403	0.8%
JPMorgan Chase & Co.	407,154	38,887	0.7%
* Markel Corp.	25,754	27,505	0.5%
Financials—Other †		264,350	4.9%
		427,854	7.9%
Health Care
Anthem Inc.	208,861	39,659	0.8%
Johnson & Johnson	304,196	39,549	0.7%
* Waters Corp.	210,045	37,707	0.7%
* WellCare Health Plans Inc.	181,452	31,163	0.6%
* Mettler-Toledo International Inc.	44,133	27,634	0.5%
Health Care—Other †		265,577	4.9%
		441,289	8.2%

[3]Industrials †		180,786	3.4%

Information Technology
* Alphabet Inc. Class C	67,805	65,032	1.2%
* Alphabet Inc. Class A	56,880	55,385	1.0%
Microsoft Corp.	631,059	47,008	0.9%
Apple Inc.	230,502	35,525	0.7%
* Facebook Inc. Class A	199,251	34,046	0.7%
Oracle Corp.	695,736	33,639	0.6%
Visa Inc. Class A	269,925	28,407	0.5%
Mastercard Inc. Class A	199,029	28,103	0.5%
Information Technology—Other †		256,972	4.8%
		584,117	10.9%

Global Equity Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Materials
Praxair Inc.		189,996	26,550	0.5%
Materials—Other †			43,346	0.8%
			69,896	1.3%

[3]Other †			—	0.0%

Real Estate †			39,508	0.7%

Telecommunication Services
AT&T Inc.		774,946	30,355	0.6%
Telecommunication Services—Other †			37	0.0%
			30,392	0.6%
			2,504,557	46.5%
Total Common Stocks (Cost $4,002,396)			5,188,768	96.3%[4]

	Coupon
Temporary Cash Investments
Money Market Fund
[5,6] Vanguard Market Liquidity Fund	1.223%	2,263,875	226,433	4.2%

7U.S. Government and Agency Obligations †			8,132	0.2%
Total Temporary Cash Investments (Cost $234,564)			234,565	4.4%[4]
[8]Total Investments (Cost $4,236,960)			5,423,333	100.7%
Other Assets and Liabilities
Other Assets [9]			40,717	0.7%
Liabilities [6]			(77,174)	(1.4%)
			(36,457)	(0.7%)
Net Assets			5,386,876	100.0%

Global Equity Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers (excluding Segregated Securities)	5,174,345
Collateral for Futures Contracts	5,279
Total Unaffiliated Issuers	5,179,624
Affiliated Vanguard Funds	243,709
Total Investments in Securities	5,423,333
Investment in Vanguard	334
Receivables for Investment Securities Sold	21,318
Receivables for Accrued Income	9,937
Receivables for Capital Shares Issued	2,400
Variation Margin Receivable—Futures Contracts	448
Unrealized Appreciation—Forward Currency Contracts	95
Other Assets [9]	6,185
Total Assets	5,464,050
Liabilities
Payables for Investment Securities Purchased	25,211
Collateral for Securities on Loan	38,594
Payables to Investment Advisor	3,560
Payables for Capital Shares Redeemed	1,090
Payables to Vanguard	7,935
Variation Margin Payable—Futures Contracts	16
Unrealized Depreciation—Forward Currency Contracts	758
Other Liabilities	10
Total Liabilities	77,174
Net Assets	5,386,876

Global Equity Fund

At September 30, 2017, net assets consisted of:
Amount
($000)
Paid in Capital	4,219,424
Undistributed Net Investment Income	40,145
Accumulated Net Realized Losses	(60,851)
Unrealized Appreciation (Depreciation)
Investment Securities	1,186,373
Futures Contracts	2,601
Forward Currency Contracts	(663)
Foreign Currencies	(153)
Net Assets	5,386,876
Applicable to 179,681,278 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,386,876
Net Asset Value Per Share	$29.98

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate value of these securities was $18,212,000, representing 0.3% of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Certain of the fund’s securities are valued using significant unobservable inputs.
4 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 2.3%, respectively, of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $38,594,000 of collateral received for securities on loan.
7 Securities with a value of $5,279,000 have been segregated as initial margin for open futures contracts.
8 The total value of securities on loan is $36,774,000.
9 Cash of $440,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

Global Equity Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2017	548	68,941	1,510
Dow Jones EURO STOXX 50 Index	December 2017	410	17,333	408
Topix Index	December 2017	78	11,607	753
FTSE 100 Index	December 2017	105	10,325	(50)
S&P ASX 200 Index	December 2017	40	4,447	(20)
				2,601

Unrealized appreciation (depreciation) on open E-mini S&P 500 Index, Dow Jones EURO STOXX
50 Index and FTSE 100 Index futures contracts are required to be treated as realized gain (loss)
for tax purposes.

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
			Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Bank plc	12/20/17	EUR	15,776	USD	18,953	(221)
BNP Paribas	12/12/17	JPY	1,196,080	USD	11,084	(416)
The Toronto-Dominion Bank	12/20/17	GBP	7,953	USD	10,590	95
The Toronto-Dominion Bank	12/28/17	AUD	5,415	USD	4,331	(88)
Credit Suisse International	12/12/17	JPY	63,687	USD	590	(22)
Goldman Sachs International	12/28/17	AUD	282	USD	221	—
Citibank, N.A.	12/20/17	USD	1,704	EUR	1,443	(10)
JPMorgan Chase Bank, N.A.	12/12/17	USD	297	JPY	33,400	(1)
BNP Paribas	12/20/17	USD	291	GBP	217	—
						(663)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain
(loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Year Ended
September 30, 2017
($000)
Investment Income
Income
Dividends[1,2]	83,049
Interest [2]	2,191
Securities Lending—Net	969
Total Income	86,209
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,540
Performance Adjustment	1,150
The Vanguard Group—Note C
Management and Administrative	9,074
Marketing and Distribution	678
Custodian Fees	617
Auditing Fees	48
Shareholders’ Reports and Proxy	227
Trustees’ Fees and Expenses	11
Total Expenses	23,345
Net Investment Income	62,864
Realized Net Gain (Loss)
Investment Securities Sold [2]	242,306
Futures Contracts	15,685
Foreign Currencies and Forward Currency Contracts	355
Realized Net Gain (Loss)	258,346
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	606,531
Futures Contracts	1,044
Foreign Currencies and Forward Currency Contracts	(370)
Change in Unrealized Appreciation (Depreciation)	607,205
Net Increase (Decrease) in Net Assets Resulting from Operations	928,415

1 Dividends are net of foreign withholding taxes of $3,549,000.
2 Dividend income, interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $390,000, $1,487,000, $669,000, and $1,478,000 respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	62,864	68,860
Realized Net Gain (Loss)	258,346	53,889
Change in Unrealized Appreciation (Depreciation)	607,205	368,405
Net Increase (Decrease) in Net Assets Resulting from Operations	928,415	491,154
Distributions
Net Investment Income	(66,188)	(72,900)
Realized Capital Gain	—	—
Total Distributions	(66,188)	(72,900)
Capital Share Transactions
Issued	551,987	475,200
Issued in Lieu of Cash Distributions	61,674	68,287
Redeemed	(604,459)	(589,795)
Net Increase (Decrease) from Capital Share Transactions	9,202	(46,308)
Total Increase (Decrease)	871,429	371,946
Net Assets
Beginning of Period	4,515,447	4,143,501
End of Period[1]	5,386,876	4,515,447

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $40,145,000 and $41,358,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.18	$22.85	$24.19	$21.94	$18.21
Investment Operations
Net Investment Income	. 351[1]	.385	.373	.353	.342
Net Realized and Unrealized Gain (Loss)
on Investments	4.823	2.350	(1.338)	2.255	3.730
Total from Investment Operations	5.174	2.735	(.965)	2.608	4.072
Distributions
Dividends from Net Investment Income	(. 374)	(. 405)	(. 375)	(. 358)	(. 342)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 374)	(. 405)	(. 375)	(. 358)	(. 342)
Net Asset Value, End of Period	$29.98	$25.18	$22.85	$24.19	$21.94

Total Return[2]	20.85%	12.11%	-4.09%	11.95%	22.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,387	$4,515	$4,144	$4,531	$4,499
Ratio of Total Expenses to Average Net Assets[3]	0.48%	0.51%	0.57%	0.61%	0.61%
Ratio of Net Investment Income to
Average Net Assets	1.30%	1.61%	1.49%	1.45%	1.69%
Portfolio Turnover Rate	47%	45%	36%	45%	70%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.05%, 0.08%, 0.08%, and 0.07%.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Global Equity Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counter-parties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended September 30, 2017, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring

Global Equity Fund

their financial strength, and entering into master securities lending agreements with its counter-parties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B. The investment advisory firms Baillie Gifford Overseas Ltd., Acadian Asset Management LLC, and Marathon Asset Management LLP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Acadian Asset Management LLC, and Marathon Asset Management LLP are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index for the preceding three years.

Global Equity Fund

Vanguard manages the cash reserves of the fund as described below.

For the year ended September 30, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before an increase of $1,150,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2017, the fund had contributed to Vanguard capital in the amount of $334,000, representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of September 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	571,688	2,111,052	1,471
Common Stocks—United States	2,504,359	198	—
Temporary Cash Investments	226,433	8,132	—
Futures Contracts—Assets[1]	448	—	—
Futures Contracts—Liabilities[1]	(16)	—	—
Forward Currency Contracts—Assets	—	95	—
Forward Currency Contracts—Liabilities	—	(758)	—
Total	3,302,912	2,118,719	1,471
1 Represents variation margin on the last day of the reporting period.

Global Equity Fund

E. At September 30, 2017, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	448	—	448
Unrealized Appreciation—Forwards Contracts	—	95	95
Variation Margin Payable—Futures Contracts	(16)	—	(16)
Unrealized Depreciation—Forwards Contracts	—	(758)	(758)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2017, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	15,685	—	15,685
Forward Currency Contracts	—	33	33
Realized Net Gain (Loss) on Derivatives	15,685	33	15,718

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,044	—	1,044
Forward Currency Contracts	—	(523)	(523)
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,044	(523)	521

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2017, the fund had $57,757,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $256,724,000 to offset taxable capital gains realized during the year ended September 30, 2017. At September 30, 2017, the fund had available capital losses totaling $59,941,000 to offset future net capital gains through September 30, 2018.

At September 30, 2017, the cost of investment securities for tax purposes was $4,246,228,000. Net unrealized appreciation of investment securities for tax purposes was $1,177,105,000, consisting of unrealized gains of $1,307,795,000 on securities that had risen in value since their purchase and $130,690,000 in unrealized losses on securities that had fallen in value since their purchase.

Global Equity Fund

G. During the year ended September 30, 2017, the fund purchased $2,175,462,000 of investment securities and sold $2,176,003,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended September 30,
	2017	2016
	Shares	Shares
	(000)	(000)
Issued	20,587	19,970
Issued in Lieu of Cash Distributions	2,477	2,933
Redeemed	(22,721)	(24,908)
Net Increase (Decrease) in Shares Outstanding	343	(2,005)

I. Management has determined that no material events or transactions occurred subsequent to
September 30, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund In our opinion, the accompanying statement of net assets—investment summary and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 13, 2017

Special 2017 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $62,554,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 40.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $47,499,000 and foreign taxes paid of $3,951,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2018 to determine the calendar-year amounts to be included on their 2017 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Equity Fund
Periods Ended September 30, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	20.85%	12.29%	3.99%
Returns After Taxes on Distributions	20.47	11.93	3.48
Returns After Taxes on Distributions and Sale of Fund Shares	12.09	9.79	3.07

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2017	9/30/2017	Period
Based on Actual Fund Return	$1,000.00	$1,124.11	$2.61
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.61	2.48

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.49%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services);

Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >	vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1290 112017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2017: $153,000
Fiscal Year Ended September 30, 2016: $149,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2017: $8,424,459
Fiscal Year Ended September 30, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2017: $3,194,093
Fiscal Year Ended September 30, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2017: $0
Fiscal Year Ended September 30, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2017: $274,313
Fiscal Year Ended September 30, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
Common Stocks (96.3%)[1]
Australia (1.3%)
Qantas Airways Ltd.	4,185,755	19,172
Aristocrat Leisure Ltd.	911,865	15,062
Brambles Ltd.	1,041,766	7,374
BlueScope Steel Ltd.	583,264	5,039
Cochlear Ltd.	30,967	3,873
Alumina Ltd.	1,167,744	2,024
ALS Ltd.	323,358	1,989
Orica Ltd.	117,927	1,836
Cleanaway Waste Management Ltd.	1,577,615	1,704
Newcrest Mining Ltd.	95,794	1,577
Coca-Cola Amatil Ltd.	253,251	1,537
Asaleo Care Ltd.	1,119,934	1,362
carsales.com Ltd.	123,070	1,242
GUD Holdings Ltd.	140,494	1,204
Fairfax Media Ltd.	1,471,752	1,094
DuluxGroup Ltd.	198,009	1,090
Iluka Resources Ltd.	124,208	930
Caltex Australia Ltd.	35,146	887
BHP Billiton Ltd.	38,528	781
Metcash Ltd.	369,276	744
Amcor Ltd.	37,072	443
IPH Ltd.	92,524	330
Sigma Healthcare Ltd.	416,660	270
* Santos Ltd.	75,965	241
Orora Ltd.	80,356	196
* Ruralco Holdings Ltd.	6,815	15
		72,016
Austria (0.1%)
OMV AG	69,391	4,045
Wienerberger AG	38,888	951
BUWOG AG	18,799	564
Oesterreichische Post AG	11,978	553
CA Immobilien Anlagen AG	14,712	423
ANDRITZ AG	6,183	357
		6,893
Belgium (0.1%)
Anheuser-Busch InBev SA	22,235	2,658
UCB SA	23,408	1,668
Orange Belgium SA	4,619	107
		4,433
Brazil (1.2%)
Banco Bradesco SA Preference Shares	2,073,807	22,950
B3 SA - Brasil Bolsa Balcao	1,685,600	12,747
Alpargatas SA Preference Shares	780,782	3,870
Natura Cosmeticos SA	336,826	3,318
Porto Seguro SA	266,922	3,175
EDP - Energias do Brasil SA	551,800	2,638
MRV Engenharia e Participacoes SA	553,200	2,403
TOTVS SA	240,900	2,381
Qualicorp SA	170,800	2,044
Itausa - Investimentos Itau SA Preference Shares	533,167	1,857
* Banco BTG Pactual SA	189,102	1,125
* B2W Cia Digital	162,314	1,083
TIM Participacoes SA	287,535	1,049
* LPS Brasil Consultoria de Imoveis SA	361,200	807
Embraer SA	118,935	672
Grendene SA	58,300	492
* Via Varejo SA	62,200	454
* Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	19,090	452
Magnesita Refratarios SA	19,100	245

1

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
Cia Ferro Ligas da Bahia - Ferbasa Prior Pfd.	11,300	54
		63,816
Canada (4.4%)
Canadian Imperial Bank of Commerce	317,601	27,788
Bank of Montreal	366,400	27,729
Fairfax Financial Holdings Ltd.	46,498	24,198
Toronto-Dominion Bank	398,938	22,461
Fairfax Financial Holdings Ltd. (U.S. Shares)	27,770	14,413
Rogers Communications Inc. Class B	255,384	13,169
Royal Bank of Canada	155,131	12,003
Ritchie Bros Auctioneers Inc. (New York Shares)	319,315	10,097
Canadian Natural Resources Ltd.	284,521	9,529
Brookfield Asset Management Inc. Class A	192,117	7,933
Barrick Gold Corp.	443,951	7,143
Loblaw Cos. Ltd.	121,985	6,658
West Fraser Timber Co. Ltd.	99,229	5,726
^ Capital Power Corp.	266,800	5,275
Ritchie Bros Auctioneers Inc.	116,334	3,678
Industrial Alliance Insurance & Financial Services Inc.	76,434	3,461
* Canfor Corp.	180,669	3,394
^ PrairieSky Royalty Ltd. (Toronto Shares)	114,611	2,933
Quebecor Inc. Class B	64,900	2,439
Norbord Inc.	60,378	2,299
BRP Inc.	66,534	2,152
Thomson Reuters Corp.	46,671	2,141
Maple Leaf Foods Inc.	70,300	1,916
National Bank of Canada	38,666	1,861
* Great Canadian Gaming Corp.	68,596	1,765
Dream Office REIT	94,323	1,590
* CGI Group Inc. Class A	25,160	1,305
Western Forest Products Inc.	601,800	1,288
^ Just Energy Group Inc.	211,700	1,227
Constellation Software Inc.	2,200	1,200
Linamar Corp.	15,492	945
Power Corp. of Canada	22,906	582
Northview Apartment REIT	27,800	500
Martinrea International Inc.	54,600	496
ZCL Composites Inc.	45,600	465
Aimia Inc.	220,786	437
Cogeco Inc.	6,562	431
Pure Industrial Real Estate Trust	77,800	396
* Taseko Mines Ltd.	189,172	350
* Colliers International Group Inc.	6,809	338
Altus Group Ltd.	11,400	290
AGF Management Ltd. Class B	44,306	287
Morguard Corp.	1,900	280
* Interfor Corp.	17,100	271
* Transat AT Inc. Class B	33,500	264
* ATS Automation Tooling Systems Inc.	23,849	253
Morguard North American Residential REIT	19,500	244
Empire Co. Ltd.	12,700	225
North American Energy Partners Inc.	51,369	223
Wajax Corp.	13,400	219
E-L Financial Corp. Ltd.	300	203
Canaccord Genuity Group Inc.	57,100	196
Onex Corp.	2,174	168
Mullen Group Ltd.	10,800	148
Gluskin Sheff & Associates Inc.	8,500	128
^ Bonavista Energy Corp.	52,020	124
High Arctic Energy Services Inc.	23,300	82
Inovalis REIT	8,552	70
Rocky Mountain Dealerships Inc.	4,700	42
* Pollard Banknote Ltd.	2,500	29
^ Rogers Sugar Inc.	4,981	25

2

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)

* Trisura Group Ltd.	1,020	22
Dream Hard Asset Alternatives Trust	1,500	7
		237,511
Chile (0.2%)
Enel Americas SA ADR	343,198	3,507
Quinenco SA	890,765	2,526
Cia Cervecerias Unidas SA	177,863	2,395
Enaex SA	57,626	747
* Cia Sud Americana de Vapores SA	9,747,697	521
* Geopark Ltd.	13,226	116
		9,812
China (3.1%)
* Alibaba Group Holding Ltd. ADR	264,258	45,640
* Baidu Inc. ADR	119,938	29,707
* Ctrip.com International Ltd. ADR	349,608	18,438
* 58.com Inc. ADR	204,150	12,890
* Autohome Inc. ADR	153,602	9,228
Kingboard Chemical Holdings Ltd.	1,598,500	8,513
Tsingtao Brewery Co. Ltd.	1,256,000	4,826
* China Biologic Products Holdings Inc.	52,184	4,815
Agricultural Bank of China Ltd.	7,030,000	3,165
Want Want China Holdings Ltd.	4,012,557	2,827
* Li Ning Co. Ltd.	3,104,333	2,779
China Mengniu Dairy Co. Ltd.	927,000	2,600
China Resources Beer Holdings Co. Ltd.	940,658	2,552
China Shenhua Energy Co. Ltd.	952,500	2,252
Tingyi Cayman Islands Holding Corp.	1,343,608	2,025
Yum China Holdings Inc.	50,006	1,999
Zhongsheng Group Holdings Ltd.	918,000	1,994
Hengan International Group Co. Ltd.	214,958	1,994
Shenzhou International Group Holdings Ltd.	171,456	1,345
China Resources Cement Holdings Ltd.	1,396,000	861
Sinotruk Hong Kong Ltd.	527,000	733
China Merchants Port Holdings Co. Ltd.	226,000	700
Ajisen China Holdings Ltd.	1,429,000	650
K Wah International Holdings Ltd.	1,002,000	605
China Overseas Grand Oceans Group Ltd.	722,000	466
* Momo Inc. ADR	14,445	453
Kingboard Laminates Holdings Ltd.	246,500	399
China Construction Bank Corp.	453,000	379
* Poly Property Group Co. Ltd.	643,000	331
Xingda International Holdings Ltd.	761,000	287
* Jiayuan International Group Ltd.	412,000	282
Shougang Fushan Resources Group Ltd.	1,154,000	263
Yuzhou Properties Co. Ltd.	428,000	232
China Yuchai International Ltd.	10,279	229
Road King Infrastructure Ltd.	129,000	208
Shui On Land Ltd.	759,000	196
China Communications Services Corp. Ltd.	238,000	123
China Aoyuan Property Group Ltd.	206,000	116
Minmetals Land Ltd.	608,000	95
* 51job Inc. ADR	1,386	84
Overseas Chinese Town Asia Holdings Ltd.	64,000	25
TPV Technology Ltd.	68,000	12
		167,318
Colombia (0.1%)
Bancolombia SA ADR	45,054	2,063
Almacenes Exito SA	123,730	651
		2,714
Czech Republic (0.0%)
Komercni banka as	32,313	1,411
UNIPETROL as	7,226	112
		1,523

3

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

			Market
			Value
		Shares	($000)
Denmark (1.6%)
	Novo Nordisk Class B	421,407	20,261
	AP Moller - Maersk Class B	9,036	17,205
	Carlsberg Class B	143,017	15,694
	H Lundbeck	255,564	14,775
	Novozymes A/S	118,195	6,071
	Vestas Wind Systems A/S	45,655	4,104
	Coloplast Class B	39,244	3,191
	GN Store Nord	70,732	2,428
*	William Demant Holding	69,464	1,836
	ISS	21,491	866
	Danske Bank	8,949	359
	Columbus	17,198	34
			86,824
Finland (0.6%)
	Neste Oyj	432,018	18,881
	Tikkurila Oyj	273,780	4,987
	Sampo Oyj Class A	71,789	3,799
	UPM-Kymmene Oyj	75,396	2,046
	Nokian Renkaat Oyj	38,956	1,734
	Wartsila OYJ Abp	11,057	783
	Orion Oyj Class B	15,790	733
	Amer Sports Oyj	20,957	556
	Ramirent Oyj	17,326	179
	Finnair Oyj	10,087	134
	Orion Oyj Class A	1,758	82
*	Vaisala Oyj	504	26
			33,940
France (1.6%)
	STMicroelectronics NV ADR	732,654	14,228
	Bureau Veritas SA	434,996	11,226
	Legrand SA	123,240	8,894
	L'Oreal SA	41,279	8,753
*	Air France-KLM	470,855	7,425
	Nexity SA	87,040	5,319
	Peugeot SA	157,305	3,745
	STMicroelectronics NV	186,260	3,613
	BNP Paribas SA	31,324	2,527
	Airbus SE	22,081	2,102
	Eurofins Scientific SE	2,973	1,881
	Atos SE	9,833	1,525
	Zodiac Aerospace	48,547	1,404
	AXA SA	43,605	1,318
*	Eramet	15,086	1,025
	Groupe Eurotunnel SE	84,458	1,018
	Edenred	33,834	920
	Ipsen SA	6,854	912
	Thales SA	7,748	877
	ArcelorMittal	32,686	843
	Teleperformance	5,464	815
	Neopost SA	15,144	589
	TOTAL SA	10,493	563
	JCDecaux SA	14,557	546
	Sanofi	4,900	488
*	Elis SA (London Shares)	14,337	386
	Derichebourg SA	35,346	371
	Vicat SA	4,607	352
	Elis SA	10,402	279
	Imerys SA	2,208	200
*,^	Vallourec SA	29,703	177
	Savencia SA	884	85
	Manitou BF SA	2,005	75
*	Virbac SA	459	68

4

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
Altamir	2,483	45
		84,594
Germany (2.9%)
SAP SE	429,798	47,126
Deutsche Lufthansa AG	994,672	27,661
Deutsche Boerse AG	152,293	16,535
Infineon Technologies AG	424,863	10,712
Software AG	144,746	7,072
Henkel AG & Co. KGaA Preference Shares	40,982	5,583
Henkel AG & Co. KGaA	34,608	4,214
Fresenius Medical Care AG & Co. KGaA	37,069	3,624
OSRAM Licht AG	45,009	3,595
Kloeckner & Co. SE	264,120	3,392
BASF SE	25,480	2,715
Deutsche Telekom AG	107,586	2,009
Bayerische Motoren Werke AG	17,925	1,819
adidas AG	8,014	1,815
Volkswagen AG Preference Shares	9,738	1,590
Stabilus SA	17,456	1,586
HOCHTIEF AG	9,197	1,553
Brenntag AG	27,113	1,511
Axel Springer SE	19,173	1,233
Rheinmetall AG	9,884	1,115
Borussia Dortmund GmbH & Co. KGaA	91,335	886
CTS Eventim AG & Co. KGaA	19,449	850
Symrise AG	10,264	780
Fraport AG Frankfurt Airport Services Worldwide	7,177	682
Bechtle AG	8,192	614
TUI AG-DI	29,295	498
Krones AG	3,508	488
Draegerwerk AG & Co. KGaA Preference Shares	4,111	457
Fielmann AG	4,930	427
* Siltronic AG	2,624	326
Hannover Rueck SE	2,318	280
GEA Group AG	6,040	275
Gerresheimer AG	3,006	233
* Heidelberger Druckmaschinen AG	26,160	107
DMG MORI SEIKI AG	1,615	100
VERBIO Vereinigte BioEnergie AG	10,208	100
Bauer AG	2,467	80
Villeroy & Boch AG Preference Shares	2,499	53
DIC Asset AG	4,246	47
Deutz AG	5,572	45
Gesco AG	1,238	44
* Corestate Capital Holding SA	688	41
Muehlbauer Holding AG	760	34
Surteco SE	956	29
		153,936
Greece (0.1%)
Grivalia Properties REIC AE	255,740	2,633
Fourlis Holdings SA	161,370	1,123
JUMBO SA	61,634	1,020
* Alpha Bank AE	272,983	541
Motor Oil Hellas Corinth Refineries SA	20,654	494
OPAP SA	35,774	379
Hellenic Petroleum SA	19,568	167
Aegean Airlines SA	5,655	54
		6,411
Hong Kong (1.5%)
AIA Group Ltd.	4,865,600	36,022
Jardine Matheson Holdings Ltd.	228,300	14,480
Sands China Ltd.	1,676,400	8,768
CK Hutchison Holdings Ltd.	367,300	4,704

5

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
HSBC Holdings plc	388,000	3,832
ASM Pacific Technology Ltd.	227,200	3,282
* Esprit Holdings Ltd.	4,072,914	2,277
Television Broadcasts Ltd.	309,800	1,031
First Pacific Co. Ltd.	1,289,250	1,031
Hongkong & Shanghai Hotels Ltd.	530,700	888
Stella International Holdings Ltd.	504,173	882
Li & Fung Ltd.	1,278,000	643
Kerry Properties Ltd.	108,500	451
Goodbaby International Holdings Ltd.	734,000	406
Dairy Farm International Holdings Ltd.	48,000	369
SmarTone Telecommunications Holdings Ltd.	162,694	195
* CK Asset Holdings Ltd.	23,192	193
Microport Scientific Corp.	108,000	100
Johnson Electric Holdings Ltd.	24,500	94
New World Development Co. Ltd.	61,000	88
Kowloon Development Co. Ltd.	65,000	73
* Global Brands Group Holding Ltd.	732,000	71
Texwinca Holdings Ltd.	108,823	65
Guoco Group Ltd.	3,000	45
* Chevalier International Holdings Ltd.	20,000	33
Rivera Holdings Ltd.	310,000	23
Oriental Watch Holdings	84,000	18
		80,064
Hungary (0.0%)
* MOL Hungarian Oil & Gas plc	97,128	1,105

India (1.3%)
ICICI Bank Ltd.	6,894,073	29,243
Housing Development Finance Corp. Ltd.	966,990	25,812
Hindustan Petroleum Corp. Ltd.	605,265	3,958
Indian Oil Corp. Ltd.	370,459	2,274
Bharti Airtel Ltd.	304,299	1,817
Axis Bank Ltd.	202,924	1,584
* SpiceJet Ltd.	746,890	1,466
Wipro Ltd.	266,158	1,143
JK Paper Ltd.	549,552	916
Phillips Carbon Black Ltd.	52,577	649
Rain Industries Ltd.	233,338	630
Shriram Transport Finance Co. Ltd.	37,909	613
EID Parry India Ltd.	56,744	299
Chennai Petroleum Corp. Ltd.	40,216	249
West Coast Paper Mills Ltd.	92,356	247
* Jindal Stainless Hisar Ltd.	75,075	200
National Fertilizers Ltd.	179,217	163
Thirumalai Chemicals Ltd.	6,681	151
Sarda Energy & Minerals Ltd.	14,948	95
Kalyani Steels Ltd.	15,387	92
* HIL Ltd.	2,725	52
* Pennar Industries Ltd.	52,927	49
Vivimed Labs Ltd.	21,991	44
Maharashtra Seamless Ltd.	6,650	43
* Hubtown Ltd.	20,321	34
Andhra Sugars Ltd.	5,137	32
South Indian Bank Ltd.	18,484	8
		71,863
Indonesia (0.2%)
Telekomunikasi Indonesia Persero Tbk PT	16,281,300	5,662
United Tractors Tbk PT	545,900	1,298
Media Nusantara Citra Tbk PT	9,510,150	933
* Harum Energy Tbk PT	3,829,300	609
Indo Tambangraya Megah Tbk PT	331,000	498
Adaro Energy Tbk PT	1,774,900	241
Bank Tabungan Negara Persero Tbk PT	823,300	193

6

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

			Market
			Value
		Shares	($000)
*	Bank CIMB Niaga Tbk PT	1,908,400	184
	Erajaya Swasembada Tbk PT	2,118,600	131
	Agung Podomoro Land Tbk PT	1,654,800	34
			9,783
Ireland (1.6%)
	CRH plc	936,299	35,558
*	Ryanair Holdings plc ADR	259,201	27,325
	Bank of Ireland Group plc	2,512,490	20,579
	Paddy Power Betfair plc (London Shares)	12,823	1,273
	Irish Continental Group plc	158,768	1,057
	Paddy Power Betfair plc	7,091	706
*,2	Irish Bank Resolution Corp. Ltd.	122,273	—
			86,498
Israel (0.2%)
	Bank Hapoalim BM	970,143	6,789
	Bank Leumi Le-Israel BM	596,724	3,171
*	SodaStream International Ltd.	13,279	882
*	Nova Measuring Instruments Ltd.	13,758	387
	El Al Israel Airlines	361,418	244
	Taptica international Ltd.	10,144	55
	Alrov Properties and Lodgings Ltd.	1,208	39
	Knafaim Holdings Ltd.	4,206	32
			11,599
Italy (0.8%)
*	Fiat Chrysler Automobiles NV	1,633,395	29,273
	Piaggio & C SPA	899,188	2,816
	CNH Industrial NV	227,558	2,732
*	UniCredit SPA	119,526	2,551
	Luxottica Group SPA ADR	37,918	2,113
	Saipem SPA	280,228	1,210
	Luxottica Group SPA	16,703	935
	Recordati SPA	15,693	724
	Autogrill SPA	51,370	668
	Intesa Sanpaolo SPA (Registered)	109,127	386
	Davide Campari-Milano SPA	53,091	386
	Saras SPA	104,270	280
*	Sogefi SPA	16,396	100
	Societa Cattolica di Assicurazioni SCRL	9,828	85
	Gefran SPA	5,291	81
	Biesse SPA	1,667	74
	Panariagroup Industrie Ceramiche SPA	8,203	63
	Societa Iniziative Autostradali e Servizi SPA	3,518	56
*	GEDI Gruppo Editoriale SPA	48,662	43
*	Servizi Italia SPA	3,186	19
			44,595
Japan (6.5%)
	MS&AD Insurance Group Holdings Inc.	1,084,700	34,956
	Daito Trust Construction Co. Ltd.	143,700	26,180
	Fujitsu Ltd.	2,376,000	17,684
	SMC Corp.	48,300	17,067
^	Advantest Corp.	716,300	13,430
	Rohm Co. Ltd.	145,200	12,459
	Kao Corp.	200,500	11,804
	Secom Co. Ltd.	155,200	11,302
^	CyberAgent Inc.	372,800	10,887
	Olympus Corp.	308,300	10,447
	Kansai Paint Co. Ltd.	388,900	9,797
	Japan Exchange Group Inc.	518,000	9,176
	Tokio Marine Holdings Inc.	177,500	6,947
	Sompo Holdings Inc.	173,600	6,765
*,^	LINE Corp.	178,000	6,437
	KDDI Corp.	215,000	5,667
	Nippon Telegraph & Telephone Corp.	109,900	5,036

7

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
Konami Holdings Corp.	99,600	4,795
Kose Corp.	41,100	4,711
USS Co. Ltd.	202,400	4,085
Nihon Unisys Ltd.	237,700	3,802
Sohgo Security Services Co. Ltd.	75,900	3,484
Hitachi Ltd.	472,000	3,328
Persol Holdings Co. Ltd.	132,100	3,078
Kirin Holdings Co. Ltd.	127,000	2,984
West Japan Railway Co.	42,900	2,983
Sumitomo Mitsui Financial Group Inc.	76,500	2,941
Dai-ichi Life Holdings Inc.	155,800	2,795
Seven & i Holdings Co. Ltd.	66,500	2,569
East Japan Railway Co.	27,300	2,520
FUJIFILM Holdings Corp.	62,400	2,424
Resona Holdings Inc.	449,400	2,311
Mixi Inc.	44,500	2,149
* Tokyo Electric Power Co. Holdings Inc.	521,400	2,106
Ulvac Inc.	29,600	1,865
Obayashi Corp.	150,000	1,799
NTT Data Corp.	166,500	1,782
Bandai Namco Holdings Inc.	50,950	1,750
Kyocera Corp.	25,600	1,589
Nikon Corp.	90,200	1,564
Toyota Motor Corp.	25,400	1,515
Sumitomo Mitsui Trust Holdings Inc.	39,600	1,430
TIS Inc.	47,000	1,388
Toray Industries Inc.	141,600	1,374
Mitsubishi Heavy Industries Ltd.	34,700	1,372
^ Fuji Media Holdings Inc.	93,700	1,335
Daiwa House Industry Co. Ltd.	38,100	1,316
SoftBank Group Corp.	16,200	1,314
LIXIL Group Corp.	49,100	1,304
Yamada Denki Co. Ltd.	227,800	1,246
Mitsubishi Estate Co. Ltd.	69,300	1,204
Mizuho Financial Group Inc.	681,800	1,195
Tohoku Electric Power Co. Inc.	93,700	1,192
^ EDION Corp.	118,900	1,115
Nippon Television Holdings Inc.	60,870	1,069
Nomura Holdings Inc.	183,300	1,029
Japan Post Holdings Co. Ltd.	86,100	1,017
Gree Inc.	148,200	1,014
Matsumotokiyoshi Holdings Co. Ltd.	15,100	1,011
Alfresa Holdings Corp.	53,700	984
Nissan Chemical Industries Ltd.	27,800	978
Shimizu Corp.	81,500	904
Mitsubishi Corp.	38,400	893
NEC Corp.	32,700	887
Kubota Corp.	48,500	882
YA-MAN Ltd.	8,100	870
Subaru Corp.	23,800	858
Daifuku Co. Ltd.	17,400	858
Omron Corp.	16,600	846
Round One Corp.	62,400	840
NTT Urban Development Corp.	84,000	836
Maeda Corp.	67,000	820
Sumitomo Electric Industries Ltd.	49,000	801
SCSK Corp.	18,200	773
Ryohin Keikaku Co. Ltd.	2,600	766
Yamato Holdings Co. Ltd.	37,600	760
Duskin Co. Ltd.	26,500	747
Tokyo Gas Co. Ltd.	29,400	720
ITOCHU Corp.	43,400	711
Sekisui Chemical Co. Ltd.	35,900	707
AEON Financial Service Co. Ltd.	33,700	705

8

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
JFE Holdings Inc.	35,600	696
Obic Co. Ltd.	10,800	680
Isetan Mitsukoshi Holdings Ltd.	64,600	675
Casio Computer Co. Ltd.	46,900	662
NET One Systems Co. Ltd.	61,500	651
Suntory Beverage & Food Ltd.	14,500	645
Nippon Suisan Kaisha Ltd.	114,400	639
* Renesas Electronics Corp.	58,500	638
Nissan Motor Co. Ltd.	64,200	636
TDK Corp.	9,300	632
Morinaga Milk Industry Co. Ltd.	16,400	627
Toyo Seikan Group Holdings Ltd.	37,400	625
Taisei Corp.	11,800	619
Sawai Pharmaceutical Co. Ltd.	10,400	591
Shiseido Co. Ltd.	14,600	584
Justsystems Corp.	27,400	580
Saizeriya Co. Ltd.	20,700	570
Marui Group Co. Ltd.	39,400	564
Azbil Corp.	12,600	541
Nomura Co. Ltd.	24,000	532
Sumitomo Chemical Co. Ltd.	85,000	532
Otsuka Holdings Co. Ltd.	12,300	489
Gunze Ltd.	10,600	485
Japan Airlines Co. Ltd.	14,300	484
Fukuoka Financial Group Inc.	104,000	481
Kanematsu Corp.	37,200	475
Toyo Suisan Kaisha Ltd.	12,900	474
ANA Holdings Inc.	11,700	443
Mitsubishi Logistics Corp.	17,000	423
SHO-BOND Holdings Co. Ltd.	7,400	422
Ushio Inc.	30,600	408
TechnoPro Holdings Inc.	8,400	399
GungHo Online Entertainment Inc.	144,800	392
Noritz Corp.	20,800	374
Tokyo Electron Ltd.	2,400	369
Senko Group Holdings Co. Ltd.	49,500	353
Onward Holdings Co. Ltd.	46,000	350
Mitsubishi UFJ Financial Group Inc.	52,100	339
Nishimatsu Construction Co. Ltd.	11,600	335
Sumitomo Dainippon Pharma Co. Ltd.	25,500	332
NH Foods Ltd.	12,000	330
Furukawa Electric Co. Ltd.	5,600	308
Hoshizaki Corp.	3,400	299
Japan Tobacco Inc.	8,900	292
Kokuyo Co. Ltd.	15,900	270
Seed Co. Ltd.	6,500	252
Sumitomo Bakelite Co. Ltd.	33,000	243
Nippon Signal Company Ltd.	22,100	238
Studio Alice Co. Ltd.	8,400	203
Aeon Delight Co. Ltd.	5,300	199
Soliton Systems KK	18,500	199
Information Development Co.	15,900	189
Nisshin Oillio Group Ltd.	5,400	177
K's Holdings Corp.	7,600	168
Paramount Bed Holdings Co. Ltd.	3,500	151
Prima Meat Packers Ltd.	22,000	149
Komeri Co. Ltd.	4,800	138
^ Tokyo Theatres Co. Inc.	10,200	134
Sansei Technologies Inc.	15,200	125
en-japan Inc.	3,100	114
Tomoe Engineering Co. Ltd.	5,900	114
Koshidaka Holdings Co. Ltd.	3,700	111
SAMTY Co. Ltd.	6,900	110
Nippon Flour Mills Co. Ltd.	7,000	107

9

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
Albis Co. Ltd.	2,700	106
Daibiru Corp.	9,500	105
Feed One Co. Ltd.	44,800	105
Sumitomo Seika Chemicals Co. Ltd.	2,000	96
PIA Corp.	2,000	95
Menicon Co. Ltd.	2,400	95
Shizuoka Gas Co. Ltd.	11,900	94
Goldcrest Co. Ltd.	3,900	93
Atsugi Co. Ltd.	8,100	92
* Diamond Dining Co. Ltd.	4,000	90
Nippon Steel & Sumikin Bussan Corp.	1,600	88
TYK Corp./Tokyo	27,100	87
Wakita & Co. Ltd.	7,100	86
PAPYLESS Co. Ltd.	3,600	82
Nippon Valqua Industries Ltd.	3,300	81
Kitz Corp.	9,800	80
KYORIN Holdings Inc.	3,800	77
Tatsuta Electric Wire and Cable Co. Ltd.	9,800	75
Ichinen Holdings Co. Ltd.	5,400	74
Sun-Wa Technos Corp.	3,900	73
Meiko Network Japan Co. Ltd.	5,100	72
Towa Pharmaceutical Co. Ltd.	1,400	71
Mochida Pharmaceutical Co. Ltd.	900	66
Ateam Inc.	2,500	66
Daikyo Inc.	3,300	65
Kondotec Inc.	6,400	65
Nihon Eslead Corp.	3,300	64
Oyo Corp.	3,900	60
Mitsuboshi Belting Ltd.	5,000	60
ASAHI YUKIZAI Corp.	4,200	56
ASKA Pharmaceutical Co. Ltd.	3,300	54
Ichiken Co. Ltd.	2,200	53
Kurabo Industries Ltd.	19,000	52
Nippon Chemiphar Co. Ltd.	1,100	50
Daito Pharmaceutical Co. Ltd.	1,800	47
Plenus Co. Ltd.	2,100	46
Lonseal Corp.	1,900	43
Showa Sangyo Co. Ltd.	1,600	41
Shibaura Mechatronics Corp.	11,000	41
* Dvx Inc.	3,000	39
Nikko Co. Ltd.	2,000	39
Takano Co. Ltd.	3,600	38
Maruzen Showa Unyu Co. Ltd.	8,000	38
Sakai Moving Service Co. Ltd.	700	37
* Terasaki Electric Co. Ltd.	2,800	37
Tigers Polymer Corp.	5,100	36
Toa Corp.	3,300	35
Nakano Corp.	6,300	34
Tachibana Eletech Co. Ltd.	2,100	34
Taiko Bank Ltd.	1,500	33
Rion Co. Ltd.	1,600	32
Shibusawa Warehouse Co. Ltd.	1,800	32
Eco's Co. Ltd.	3,100	32
NJS Co. Ltd.	2,500	31
* Tomoe Corp.	7,800	29
Furuno Electric Co. Ltd.	4,500	28
* Marufuji Sheet Piling Co. Ltd.	900	27
Yamaya Corp.	1,800	27
JVC Kenwood Corp.	9,200	27
* Hinokiya Holdings Co. Ltd.	1,300	26
* Natoco Co. Ltd.	2,100	26
Yaizu Suisankagaku Industry Co. Ltd.	2,200	23
Sawada Holdings Co. Ltd.	2,600	23
Kohsoku Corp.	2,100	22

10

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

			Market
			Value
		Shares	($000)
	Kyoritsu Printing Co. Ltd.	3,800	12
*	Ohmoto Gumi Co. Ltd.	200	8
			350,058
Kenya (0.0%)
	Equity Group Holdings Ltd.	239,600	90
	East African Breweries Ltd.	6,000	15
			105
Malaysia (0.5%)
	Tenaga Nasional Bhd.	6,363,500	21,593
	Malayan Banking Bhd.	1,238,500	2,797
	Top Glove Corp. Bhd.	361,800	476
	Ann Joo Resources Bhd.	414,000	348
	Malaysian Pacific Industries Bhd.	73,000	232
	Hong Leong Bank Bhd.	51,000	192
*	Lion Industries Corp. Bhd.	595,900	187
	VS Industry Bhd.	263,600	166
	Padini Holdings Bhd.	115,700	125
	HeveaBoard Bhd.	327,700	123
*	AirAsia X Bhd.	1,130,800	102
*	Hibiscus Petroleum Bhd.	637,200	98
	Uchi Technologies Bhd.	143,400	88
	Favelle Favco Bhd.	56,200	35
	Batu Kawan Bhd.	7,300	33
			26,595
Mexico (0.1%)
	Industrias Bachoco SAB de CV Class B	171,698	957
	Grupo Elektra SAB DE CV	15,454	699
	Mexichem SAB de CV	245,492	648
	America Movil SAB de CV ADR	22,291	396
*	Grupo Simec SAB de CV Class B	97,055	335
3	Nemak SAB de CV	305,466	263
	Corp Inmobiliaria Vesta SAB de CV	144,182	206
	Grupo Televisa SAB ADR	8,286	204
	Rassini SAB de CV	32,481	135
	Macquarie Mexico Real Estate Management SA de CV	91,124	121
	Consorcio ARA SAB de CV	103,229	36
*	Grupo Famsa SAB de CV Class A	42,990	25
			4,025
Netherlands (1.0%)
	Unilever NV	432,430	25,561
3	Philips Lighting NV	240,912	9,725
	Heineken NV	52,399	5,185
	Akzo Nobel NV	24,392	2,250
	Koninklijke Philips NV	45,413	1,874
	Koninklijke KPN NV	413,052	1,417
	Heineken Holding NV	13,981	1,314
	Koninklijke Ahold Delhaize NV	64,708	1,209
	Boskalis Westminster	27,794	971
	ASR Nederland NV	13,546	542
	ASML Holding NV	2,816	481
	Randstad Holding NV	4,496	278
	Van Lanschot Kempen NV Class A	8,034	259
	Kendrion NV	2,335	102
	KAS Bank NV	2,615	31
			51,199
New Zealand (0.0%)
	Spark New Zealand Ltd.	429,454	1,134
*	a2 Milk Co. Ltd.	186,628	860
	Air New Zealand Ltd.	109,734	267
	PGG Wrightson Ltd.	38,951	16
			2,277
Norway (0.3%)
	Schibsted ASA Class A	293,152	7,557

11

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

Market
Value
Shares	($000)
Schibsted ASA Class B	293,152	6,934
Statoil ASA	47,701	959
DNB ASA	37,812	764
SpareBank 1 Nord Norge	15,981	124
Aker ASA	2,298	94
Atea ASA	6,653	88
16,520
Other (0.3%)
4	Vanguard FTSE Emerging Markets ETF	396,506	17,276

Peru (0.0%)
Cia de Minas Buenaventura SAA ADR	72,277	924

Philippines (0.0%)
Energy Development Corp.	6,331,100	701
Lopez Holdings Corp.	2,737,749	326
San Miguel Corp.	104,640	202
Petron Corp.	706,200	146
*	SFA Semicon Philippines Corp.	536,000	28
1,403
Poland (0.1%)
^	Grupa Lotos SA	219,952	3,603
Polski Koncern Naftowy ORLEN SA	73,601	2,456
Polskie Gornictwo Naftowe i Gazownictwo SA	145,994	272
*	Tauron Polska Energia SA	130,978	134
*	Impexmetal SA	51,625	63
6,528
Qatar (0.0%)
Ooredoo QSC	27,036	616
Qatar National Bank QPSC	9,750	327
943
Russia (0.7%)
Sberbank of Russia PJSC ADR	1,413,834	20,161
*	Yandex NV Class A	493,340	16,256
Lukoil PJSC ADR	19,751	1,047
O'Key Group SA GDR	162,694	341
37,805
Singapore (0.4%)
DBS Group Holdings Ltd.	799,200	12,303
United Overseas Bank Ltd.	140,500	2,440
Great Eastern Holdings Ltd.	107,500	1,999
Venture Corp. Ltd.	149,100	1,939
Oversea-Chinese Banking Corp. Ltd.	209,600	1,728
Haw Par Corp. Ltd.	76,641	677
GL Ltd.	574,700	361
United Industrial Corp. Ltd.	81,100	188
Cogent Holdings Ltd.	228,500	164
Hotung Investment Holdings Ltd.	52,400	80
Yanlord Land Group Ltd.	47,000	64
CITIC Envirotech Ltd.	62,700	34
*	HRnetgroup Ltd.	13,700	7
21,984
South Africa (1.9%)
Naspers Ltd.	326,136	70,502
Sappi Ltd.	1,251,784	8,525
MTN Group Ltd.	559,381	5,143
Standard Bank Group Ltd.	415,098	4,843
Exxaro Resources Ltd.	521,872	4,752
FirstRand Ltd.	577,489	2,221
Telkom SA SOC Ltd.	334,989	1,467
*	Anglo American Platinum Ltd.	38,969	995
Old Mutual plc	341,075	884

12

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
Barloworld Ltd.	94,005	865
Tsogo Sun Holdings Ltd.	347,106	518
JSE Ltd.	55,058	504
Investec Ltd.	64,602	467
Wilson Bayly Holmes-Ovcon Ltd.	37,095	404
* Grindrod Ltd.	385,062	393
Reunert Ltd.	63,131	317
* Super Group Ltd.	86,136	274
MMI Holdings Ltd.	212,996	273
AECI Ltd.	31,218	234
Merafe Resources Ltd.	1,538,151	171
Absa Bank Ltd. Prior Pfd.	967	50
* Allied Electronics Corp. Ltd.	29,997	28
African Oxygen Ltd.	11,498	20
Hudaco Industries Ltd.	2,008	19
		103,869
South Korea (3.6%)
Samsung Electronics Co. Ltd.	30,429	68,472
Samsung Electronics Co. Ltd. GDR	32,887	37,300
SK Hynix Inc.	492,849	35,944
LG Electronics Inc.	200,932	14,512
LG Display Co. Ltd.	455,817	12,211
Shinhan Financial Group Co. Ltd.	119,660	5,289
KT Corp.	98,618	2,514
Hana Financial Group Inc.	57,351	2,379
Hyundai Motor Co.	15,170	1,996
Hanwha Chemical Corp.	58,647	1,669
LG Corp.	22,036	1,556
2 Lotte Shopping Co. Ltd.	6,075	1,471
SK Innovation Co. Ltd.	7,241	1,262
POSCO	4,021	1,117
S-1 Corp.	13,329	1,040
Hite Jinro Co. Ltd.	41,777	960
Samsung Fire & Marine Insurance Co. Ltd.	3,819	936
Hyundai Elevator Co. Ltd.	18,931	827
GS Home Shopping Inc.	4,304	817
CJ O Shopping Co. Ltd.	4,057	702
Poongsan Corp.	12,087	543
LG Uplus Corp.	27,790	325
Dongkuk Steel Mill Co. Ltd.	19,523	183
Visang Education Inc.	18,447	174
Unid Co. Ltd.	2,961	129
KISCO Corp.	2,983	99
* YeaRimDang Publishing Co. Ltd.	10,877	84
* Asia Cement Co. Ltd.	875	64
Seohan Co. Ltd.	34,322	63
LF Corp.	2,318	52
ESTec Corp.	5,334	50
Posco M-Tech Co. Ltd.	19,615	43
Interpark Holdings Corp.	11,428	43
POSCO Coated & Color Steel Co. Ltd.	1,349	35
		194,861
Spain (0.6%)
* ACS Actividades de Construccion y Servicios SA	462,936	17,174
Distribuidora Internacional de Alimentacion SA	1,414,167	8,259
Viscofan SA	19,574	1,200
* Bankia SA	217,502	1,050
Acerinox SA	68,716	992
Mediaset Espana Comunicacion SA	52,860	597
Banco Santander SA	25,383	178
Cia de Distribucion Integral Logista Holdings SA	6,458	155
Fluidra SA	4,125	44
		29,649

13

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
Sweden (1.2%)
Svenska Handelsbanken AB Class A	1,670,277	25,235
Atlas Copco AB Class B	608,315	23,632
Volvo AB Class B	305,653	5,902
Assa Abloy AB Class B	158,002	3,617
Electrolux AB Class B	70,598	2,403
Sandvik AB	103,304	1,784
Millicom International Cellular SA	15,040	993
Nordea Bank AB	60,952	827
Modern Times Group MTG AB Class B	17,869	648
Swedish Match AB	13,577	477
Telefonaktiebolaget LM Ericsson Class B	73,802	425
Oriflame Holding AG	5,847	200
* Paradox Interactive AB	4,461	47
Wihlborgs Fastigheter AB	1,644	40
Proact IT Group AB	1,221	30
* Dedicare AB Class B	1,821	29
		66,289
Switzerland (2.3%)
Cie Financiere Richemont SA	309,306	28,313
Nestle SA	319,430	26,813
Schindler Holding AG	103,396	22,850
Novartis AG	145,316	12,465
OC Oerlikon Corp. AG	605,523	9,330
Geberit AG	15,201	7,196
Adecco Group AG	51,514	4,013
Roche Holding AG	13,214	3,378
Logitech International SA	60,191	2,199
UBS Group AG	97,293	1,664
Cie Financiere Richemont SA (Johannesburg Shares)	123,180	1,121
Sonova Holding AG	5,958	1,011
Georg Fischer AG	781	964
DKSH Holding AG	11,021	937
Vontobel Holding AG	6,876	442
Straumann Holding AG	676	435
Valora Holding AG	1,010	354
Helvetia Holding AG	422	229
Siegfried Holding AG	95	31
		123,745
Taiwan (2.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,356,486	50,936
Hon Hai Precision Industry Co. Ltd.	8,643,717	30,019
United Microelectronics Corp.	18,021,000	9,029
Taiwan Semiconductor Manufacturing Co. Ltd.	1,034,577	7,410
* HTC Corp.	2,415,000	6,055
Tripod Technology Corp.	796,000	2,762
Yungtay Engineering Co. Ltd.	1,453,000	2,705
Chroma ATE Inc.	663,000	2,342
HannStar Display Corp.	5,798,000	2,252
Asia Optical Co. Inc.	596,000	2,201
Teco Electric and Machinery Co. Ltd.	2,160,190	1,937
Wistron Corp.	2,207,338	1,770
* TPK Holding Co. Ltd.	533,000	1,725
Delta Electronics Inc.	306,488	1,581
General Interface Solution Holding Ltd.	151,000	1,507
Compeq Manufacturing Co. Ltd.	1,199,000	1,308
Primax Electronics Ltd.	475,000	1,178
Pegatron Corp.	391,000	1,018
Ruentex Industries Ltd.	634,164	942
PChome Online Inc.	173,510	893
China General Plastics Corp.	747,780	745
Formosa Petrochemical Corp.	183,000	632
APCB Inc.	597,000	559
Global Brands Manufacture Ltd.	1,247,000	513

14

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

			Market
			Value
		Shares	($000)
	Cheng Uei Precision Industry Co. Ltd.	324,000	449
	Greatek Electronics Inc.	259,000	430
	Acter Co. Ltd.	76,000	425
	Taiflex Scientific Co. Ltd.	203,000	317
	Taiwan Business Bank	1,127,000	307
	Unimicron Technology Corp.	529,000	286
	Lite-On Technology Corp.	193,978	278
	Syncmold Enterprise Corp.	111,000	254
	Feedback Technology Corp.	93,000	225
	Sirtec International Co. Ltd.	134,000	222
	Topoint Technology Co. Ltd.	308,000	213
	Youngtek Electronics Corp.	116,000	208
	Farglory Land Development Co. Ltd.	148,000	167
	Alpha Networks Inc.	198,000	158
	Compal Electronics Inc.	221,000	157
	Career Technology MFG. Co. Ltd.	182,000	140
	Lite-On Semiconductor Corp.	117,000	139
	Hannstar Board Corp.	267,000	136
	Shanghai Commercial & Savings Bank Ltd.	114,814	130
	Coretronic Corp.	100,000	117
	Gigabyte Technology Co. Ltd.	75,000	95
*	YFY Inc.	206,000	83
	Ability Enterprise Co. Ltd.	109,000	76
*	Creative Sensor Inc.	87,000	71
	Huaku Development Co. Ltd.	32,000	70
*	LCY Technology Corp.	56,000	68
	Raydium Semiconductor Corp.	26,941	55
	Sheng Yu Steel Co. Ltd.	49,000	54
	Stark Technology Inc.	44,800	51
	Union Bank Of Taiwan	169,000	50
	Ton Yi Industrial Corp.	105,000	48
*	Grand Ocean Retail Group Ltd.	51,000	39
	Advancetek Enterprise Co. Ltd.	61,564	38
	Taiwan Surface Mounting Technology Corp.	41,000	35
	Unizyx Holding Corp.	69,000	32
	Audix Corp.	23,000	30
	Airmate Cayman International Co. Ltd.	29,000	28
*,2	Union Bank Of Taiwan Rights Exp. 10/13/2017	10,379	—
			137,700
Thailand (0.2%)
	Bangkok Bank PCL (Foreign)	435,400	2,549
	Star Petroleum Refining PCL	4,223,100	2,244
	Thai Oil PCL	334,400	928
	Kasikornbank PCL (Foreign)	136,600	878
	Banpu PCL	1,604,500	848
	BEC World PCL (Foreign)	1,393,800	682
	IRPC PCL	2,207,400	418
	Sansiri PCL	5,822,000	398
	Polyplex Thailand PCL	680,100	268
	Kiatnakin Bank PCL	94,800	199
	Padaeng Industry PCL	262,200	178
	Susco PCL	1,560,300	168
	MCS Steel PCL	325,900	163
*	Esso Thailand PCL	388,500	157
	KGI Securities Thailand PCL	680,200	85
*	Tata Steel Thailand PCL	560,300	17
	Pacific Pipe PCL	9,300	1
			10,181
Turkey (0.3%)
	Tupras Turkiye Petrol Rafinerileri AS	103,100	3,518
	Turkiye Halk Bankasi AS	924,277	3,144
	Turkiye Garanti Bankasi AS	1,009,881	2,744
	Tekfen Holding AS	556,564	1,829
	Ulker Biskuvi Sanayi AS	156,697	851

15

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
* Yapi ve Kredi Bankasi AS	492,849	598
* Vestel Elektronik Sanayi ve Ticaret AS	257,551	543
Trakya Cam Sanayii AS	395,654	403
Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret AS	111,175	352
Anadolu Cam Sanayii AS	198,670	115
Anadolu Anonim Tuerk Sigorta Sirketi	32,830	26
		14,123
United Arab Emirates (0.0%)
* Emirates NBD PJSC	80,703	185

United Kingdom (4.3%)
Prudential plc	2,536,608	60,703
Reckitt Benckiser Group plc	187,351	17,118
Rolls-Royce Holdings plc	1,163,520	13,839
Hays plc	4,682,247	11,893
Spectris plc	263,291	8,507
WPP plc	262,682	4,874
Intertek Group plc	68,359	4,569
* Compass Group plc	169,124	3,588
Unilever plc	56,591	3,276
Redrow plc	411,825	3,268
SSP Group plc	433,446	3,123
Rightmove plc	56,733	3,077
BP plc	474,288	3,038
HomeServe plc	263,527	2,937
Bunzl plc	95,135	2,890
TUI AG	168,225	2,855
3 Auto Trader Group plc	541,322	2,848
Ferrexpo plc	681,349	2,672
Diageo plc	74,951	2,465
RELX NV	111,651	2,450
* Standard Chartered plc	230,212	2,289
3i Group plc	179,276	2,195
3 ConvaTec Group plc	553,790	2,035
BAE Systems plc	212,134	1,797
3 Merlin Entertainments plc	298,078	1,779
G4S plc	473,984	1,768
* Global Ports Investments plc GDR	395,377	1,699
NEX Group plc	190,781	1,694
Glencore plc	368,118	1,690
Lloyds Banking Group plc	1,814,678	1,649
ITV plc	701,990	1,645
Experian plc	81,477	1,637
Barclays plc	619,326	1,606
DCC plc	16,521	1,604
Anglo American plc Ordinary Shares	87,172	1,567
Antofagasta plc	122,378	1,559
Thomas Cook Group plc	941,693	1,519
Carnival plc	23,077	1,468
WH Smith plc	53,386	1,445
Royal Dutch Shell plc Class A	45,013	1,363
Royal Dutch Shell plc Class B	40,130	1,236
Admiral Group plc	49,988	1,218
Capita plc	158,899	1,202
Rio Tinto plc	25,460	1,185
Pagegroup plc	170,090	1,136
Globaltrans Investment plc GDR	121,076	1,134
Tate & Lyle plc	123,937	1,076
3 Worldpay Group plc	194,022	1,059
* Serco Group plc	677,656	1,048
BHP Billiton plc	51,933	916
IG Group Holdings plc	104,757	900
Informa plc	99,501	897
BGEO Group plc	19,561	854

16

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
St. James's Place plc	54,062	831
Dart Group plc	111,089	799
GVC Holdings plc	71,463	786
Berkeley Group Holdings plc	15,674	781
QinetiQ Group plc	235,265	779
* Just Eat plc	86,767	777
International Personal Finance plc	251,684	710
easyJet plc	40,218	656
Jupiter Fund Management plc	86,351	640
Vodafone Group plc	220,228	617
* Tesco plc	245,876	617
JD Sports Fashion plc	120,475	604
Costain Group plc	100,199	602
Daily Mail & General Trust plc	67,027	583
Provident Financial plc	50,222	559
National Grid plc	43,450	538
Moneysupermarket.com Group plc	122,979	524
Devro plc	158,285	505
Stagecoach Group plc	201,064	460
Pets at Home Group plc	158,850	456
Sky plc	37,086	455
Playtech plc	36,171	445
St. Modwen Properties plc	82,644	414
Amec Foster Wheeler plc	54,432	372
Barratt Developments plc	41,984	346
3 Non-Standard Finance plc	323,829	345
Drax Group plc	77,261	322
Inchcape plc	27,569	319
Smith & Nephew plc	16,695	302
* EI Group plc	154,079	284
Close Brothers Group plc	12,227	242
Fenner plc	50,911	230
Vertu Motors plc	355,846	228
Savills plc	18,072	225
Stock Spirits Group plc	65,623	211
National Express Group plc	41,487	197
Rotork plc	54,140	189
Advanced Medical Solutions Group plc	46,261	180
British American Tobacco plc	2,861	179
Helical plc	41,531	167
Games Workshop Group plc	6,244	165
Staffline Group plc	10,361	162
3 McCarthy & Stone plc	78,911	158
IMI plc	9,320	155
* Johnson Service Group plc	75,962	150
Dechra Pharmaceuticals plc	5,218	143
SThree plc	26,014	123
Softcat plc	20,743	117
RPS Group plc	29,023	112
Brewin Dolphin Holdings plc	20,909	98
Morgan Sindall Group plc	4,856	93
EMIS Group plc	7,037	87
Watkin Jones plc	29,189	86
Centrica plc	33,239	83
J D Wetherspoon plc	4,489	76
Petrofac Ltd.	12,296	74
Millennium & Copthorne Hotels plc	11,598	70
Gocompare.Com Group plc	47,701	67
FDM Group Holdings plc	4,314	56
dotdigital group plc	46,541	44
888 Holdings plc	11,077	38
Tristel plc	9,975	35
Gateley Holdings plc	15,291	33
U & I Group plc	9,834	25

17

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
* Lamprell plc	18,327	22
YouGov plc	5,542	21
Headlam Group plc	2,292	18
Amino Technologies plc	6,528	18
* EKF Diagnostics Holdings plc	49,792	16
Hargreaves Services plc	2,885	13
Kainos Group plc	3,100	12
Trinity Mirror plc	8,839	10
Communisis plc	5,618	4
		228,719
United States (46.5%)
Consumer Discretionary (7.5%)
* Amazon.com Inc.	71,919	69,139
Royal Caribbean Cruises Ltd.	484,483	57,431
Comcast Corp. Class A	786,506	30,265
* CarMax Inc.	392,980	29,792
Walt Disney Co.	290,263	28,611
McDonald's Corp.	141,197	22,123
* Tesla Inc.	54,373	18,547
* Priceline Group Inc.	8,840	16,185
Omnicom Group Inc.	168,975	12,516
Aaron's Inc.	244,371	10,662
Children's Place Inc.	84,966	10,039
Nutrisystem Inc.	170,383	9,524
Harley-Davidson Inc.	168,270	8,112
* NVR Inc.	2,811	8,025
* TripAdvisor Inc.	181,976	7,376
* Select Comfort Corp.	204,336	6,345
* iRobot Corp.	79,804	6,150
New York Times Co. Class A	290,880	5,701
Big Lots Inc.	93,119	4,988
TJX Cos. Inc.	62,001	4,571
Time Warner Inc.	44,388	4,548
NIKE Inc. Class B	78,495	4,070
Wolverine World Wide Inc.	125,347	3,616
PetMed Express Inc.	105,976	3,513
^ Williams-Sonoma Inc.	55,905	2,787
* AutoZone Inc.	4,361	2,595
* Taylor Morrison Home Corp. Class A	101,799	2,245
* Scientific Games Corp. Class A	38,230	1,753
* Penn National Gaming Inc.	63,750	1,491
Best Buy Co. Inc.	25,517	1,454
* Pinnacle Entertainment Inc.	53,291	1,136
* Liberty Expedia Holdings Inc. Class A	20,851	1,107
* Live Nation Entertainment Inc.	23,120	1,007
* MSG Networks Inc.	42,640	904
Thor Industries Inc.	6,292	792
* Chegg Inc.	52,487	779
* K12 Inc.	42,048	750
MDC Holdings Inc.	15,980	531
Capella Education Co.	6,435	451
Movado Group Inc.	12,249	343
Lear Corp.	1,882	326
* American Public Education Inc.	14,605	307
Hooker Furniture Corp.	5,408	258
* Cooper-Standard Holdings Inc.	1,806	209
* Stoneridge Inc.	10,152	201
Rocky Brands Inc.	14,203	190
* Tropicana Entertainment Inc.	3,075	145
* Lee Enterprises Inc.	55,796	123
NACCO Industries Inc. Class A	1,383	119
Haverty Furniture Cos. Inc.	2,741	72
Johnson Outdoors Inc. Class A	893	65
* Build-A-Bear Workshop Inc.	5,485	50

18

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
* Bridgepoint Education Inc.	2,582	25
* Town Sports International Holdings Inc.	3,482	24
		404,088
Consumer Staples (5.0%)
Procter & Gamble Co.	605,279	55,068
Coca-Cola Co.	1,205,256	54,249
PepsiCo Inc.	328,792	36,637
Colgate-Palmolive Co.	436,710	31,814
Hershey Co.	196,034	21,401
Estee Lauder Cos. Inc. Class A	140,437	15,145
Archer-Daniels-Midland Co.	319,469	13,581
Bunge Ltd.	151,269	10,507
Costco Wholesale Corp.	40,895	6,719
Sanderson Farms Inc.	39,608	6,398
Wal-Mart Stores Inc.	73,821	5,768
* Blue Buffalo Pet Products Inc.	145,583	4,127
Kimberly-Clark Corp.	34,315	4,038
National Beverage Corp.	26,844	3,330
* Central Garden & Pet Co. Class A	51,714	1,923
Altria Group Inc.	1,198	76
* Alliance One International Inc.	2,915	32
		270,813
Energy (1.0%)
Apache Corp.	509,162	23,320
EOG Resources Inc.	221,954	21,472
National Oilwell Varco Inc.	225,513	8,057
* International Seaways Inc.	80,779	1,591
* Exterran Corp.	19,917	629
* TechnipFMC plc	7,146	198
* Overseas Shipholding Group Inc. Class A	70,224	185
* Renewable Energy Group Inc.	10,684	130
Hallador Energy Co.	20,104	115
* Par Pacific Holdings Inc.	4,118	86
* Contura Energy Inc.	533	31
		55,814
Financials (7.9%)
* Berkshire Hathaway Inc. Class B	303,888	55,709
Moody's Corp.	297,411	41,403
JPMorgan Chase & Co.	407,154	38,887
* Markel Corp.	25,754	27,505
First Republic Bank	237,144	24,772
TD Ameritrade Holding Corp.	501,688	24,482
US Bancorp	401,905	21,538
Travelers Cos. Inc.	160,830	19,705
Wells Fargo & Co.	288,333	15,902
Loews Corp.	329,593	15,774
Leucadia National Corp.	590,604	14,913
American Express Co.	148,891	13,469
Voya Financial Inc.	337,644	13,469
Aflac Inc.	155,288	12,639
Chubb Ltd.	79,411	11,320
MarketAxess Holdings Inc.	51,689	9,537
Hartford Financial Services Group Inc.	150,063	8,318
Interactive Brokers Group Inc.	184,605	8,315
AGNC Investment Corp.	359,310	7,790
Financial Engines Inc.	190,870	6,633
* Alleghany Corp.	11,094	6,146
Validus Holdings Ltd.	116,629	5,739
T. Rowe Price Group Inc.	42,129	3,819
Willis Towers Watson plc	22,010	3,395
American International Group Inc.	54,316	3,334
CNA Financial Corp.	59,321	2,981
RenaissanceRe Holdings Ltd.	21,531	2,910

19

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
M&T Bank Corp.	15,714	2,531
First Citizens BancShares Inc. Class A	3,082	1,152
American Financial Group Inc.	9,715	1,005
SEI Investments Co.	12,496	763
Solar Capital Ltd.	26,036	563
Ellington Residential Mortgage REIT	31,090	451
TPG Specialty Lending Inc.	9,595	201
National Western Life Group Inc. Class A	497	173
BankFinancial Corp.	7,384	117
Northeast Bancorp	4,046	106
Solar Senior Capital Ltd.	4,570	79
Timberland Bancorp Inc.	1,844	58
American River Bankshares	3,986	56
GAMCO Investors Inc. Class A	1,626	48
Two River Bancorp	2,084	41
* WTB Financial Corp. Class B	139	41
Fifth Street Senior Floating Rate Corp.	4,076	36
FS Bancorp Inc.	567	29
		427,854
Health Care (8.2%)
Anthem Inc.	208,861	39,659
Johnson & Johnson	304,196	39,549
* Waters Corp.	210,045	37,707
* WellCare Health Plans Inc.	181,452	31,163
* Mettler-Toledo International Inc.	44,133	27,634
Bruker Corp.	739,638	22,004
* Myriad Genetics Inc.	590,770	21,374
* PRA Health Sciences Inc.	249,896	19,035
ResMed Inc.	201,776	15,529
* Seattle Genetics Inc.	279,918	15,230
* Charles River Laboratories International Inc.	130,572	14,104
* United Therapeutics Corp.	106,335	12,461
* Emergent BioSolutions Inc.	277,181	11,212
* VWR Corp.	318,000	10,529
* Alnylam Pharmaceuticals Inc.	85,961	10,100
Humana Inc.	40,471	9,860
* Centene Corp.	91,455	8,850
* ABIOMED Inc.	52,385	8,832
Merck & Co. Inc.	135,207	8,657
* Bioverativ Inc.	133,604	7,625
* INC Research Holdings Inc. Class A	144,285	7,546
Baxter International Inc.	117,258	7,358
* Masimo Corp.	61,512	5,324
* IDEXX Laboratories Inc.	34,230	5,322
* Vertex Pharmaceuticals Inc.	34,642	5,267
* Corcept Therapeutics Inc.	226,910	4,379
* Supernus Pharmaceuticals Inc.	97,219	3,889
Agilent Technologies Inc.	59,828	3,841
* PDL BioPharma Inc.	1,114,788	3,779
* Globus Medical Inc.	123,078	3,658
Cigna Corp.	14,482	2,707
* OraSure Technologies Inc.	117,327	2,640
* Bio-Rad Laboratories Inc. Class A	9,102	2,023
* Lantheus Holdings Inc.	113,144	2,014
* AMAG Pharmaceuticals Inc.	80,406	1,483
* Akebia Therapeutics Inc.	71,335	1,403
* Exelixis Inc.	57,503	1,393
* Medpace Holdings Inc.	33,573	1,071
Luminex Corp.	47,045	956
* Cutera Inc.	22,590	934
* Triple-S Management Corp. Class B	28,538	676
PerkinElmer Inc.	9,579	661
* Cytokinetics Inc.	39,980	580
* Orthofix International NV	6,764	320

20

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

			Market
			Value
		Shares	($000)
*	Avadel Pharmaceuticals plc ADR	25,944	272
*	ChemoCentryx Inc.	22,587	168
*	MEI Pharma Inc.	60,309	162
*	Conatus Pharmaceuticals Inc.	22,376	123
*	AngioDynamics Inc.	5,036	86
*	Applied Genetic Technologies Corp.	15,032	59
*	Five Star Senior Living Inc.	26,481	41
*	VIVUS Inc.	40,213	40
			441,289
Industrials (3.4%)
	CH Robinson Worldwide Inc.	268,774	20,454
	ManpowerGroup Inc.	128,014	15,083
*	Verisk Analytics Inc. Class A	177,108	14,734
^	Wabtec Corp.	164,859	12,488
	Lincoln Electric Holdings Inc.	127,456	11,685
	3M Co.	55,138	11,573
*	SiteOne Landscape Supply Inc.	167,075	9,707
*	Kirby Corp.	133,748	8,821
	United Technologies Corp.	74,190	8,612
	Union Pacific Corp.	69,284	8,035
*	Stericycle Inc.	109,290	7,827
*	NOW Inc.	536,100	7,404
	Waste Management Inc.	71,985	5,634
*	Clean Harbors Inc.	93,323	5,291
	PACCAR Inc.	69,807	5,050
	United Parcel Service Inc. Class B	37,234	4,471
	Fastenal Co.	88,087	4,015
	Expeditors International of Washington Inc.	65,536	3,923
	Brink's Co.	38,894	3,277
	Wabash National Corp.	100,770	2,300
*	Vectrus Inc.	52,706	1,625
	Cintas Corp.	11,215	1,618
*	RPX Corp.	95,381	1,267
	Kimball International Inc. Class B	48,647	962
	Northrop Grumman Corp.	2,903	835
	Kelly Services Inc. Class A	30,557	767
*	TriNet Group Inc.	12,953	435
	Spirit AeroSystems Holdings Inc. Class A	5,456	424
*	SP Plus Corp.	10,212	403
	Werner Enterprises Inc.	10,076	368
	Kadant Inc.	3,644	359
	AGCO Corp.	3,586	265
	General Electric Co.	10,402	252
	Ennis Inc.	8,799	173
	ArcBest Corp.	4,216	141
*	Willdan Group Inc.	4,089	133
*	Titan Machinery Inc.	6,589	102
	CRA International Inc.	2,237	92
	Argan Inc.	1,297	87
	BG Staffing Inc.	3,574	59
*	Sterling Construction Co. Inc.	2,307	35
*,2	Sun-Times Media Group Inc. Class A	130,959	—
			180,786
Information Technology (10.9%)
*	Alphabet Inc. Class C	67,805	65,032
*	Alphabet Inc. Class A	56,880	55,385
	Microsoft Corp.	631,059	47,008
	Apple Inc.	230,502	35,525
*	Facebook Inc. Class A	199,251	34,046
	Oracle Corp.	695,736	33,639
	Visa Inc. Class A	269,925	28,407
	Mastercard Inc. Class A	199,029	28,103
	Lam Research Corp.	115,282	21,332
	NVIDIA Corp.	108,252	19,352

21

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

		Market
		Value
	Shares	($000)
Texas Instruments Inc.	195,160	17,494
Intel Corp.	409,089	15,578
* GrubHub Inc.	275,626	14,514
Teradyne Inc.	370,086	13,800
* Electronic Arts Inc.	114,886	13,563
* PayPal Holdings Inc.	189,042	12,104
Accenture plc Class A	82,471	11,139
Xilinx Inc.	154,580	10,949
* Cadence Design Systems Inc.	268,780	10,609
* eBay Inc.	262,007	10,077
Analog Devices Inc.	114,125	9,834
* Advanced Micro Devices Inc.	617,416	7,872
Maxim Integrated Products Inc.	160,321	7,649
FLIR Systems Inc.	190,196	7,401
* IPG Photonics Corp.	39,791	7,364
* Tech Data Corp.	76,999	6,841
Paychex Inc.	100,209	6,009
* Zillow Group Inc.	135,812	5,461
Dolby Laboratories Inc. Class A	90,069	5,181
* Benchmark Electronics Inc.	117,529	4,014
* Red Hat Inc.	29,339	3,252
* Take-Two Interactive Software Inc.	29,686	3,035
* Zillow Group Inc. Class A	67,906	2,726
* CACI International Inc. Class A	10,369	1,445
* Yelp Inc. Class A	30,941	1,340
Genpact Ltd.	37,418	1,076
SYNNEX Corp.	8,126	1,028
* Kulicke & Soffa Industries Inc.	41,321	891
* Alpha & Omega Semiconductor Ltd.	39,414	650
* CommerceHub Inc.	26,835	573
* Synopsys Inc.	6,731	542
* Rosetta Stone Inc.	36,525	373
YuMe Inc.	69,499	322
* CommVault Systems Inc.	4,923	299
Progress Software Corp.	7,199	275
Travelport Worldwide Ltd.	17,052	268
* Advanced Energy Industries Inc.	2,886	233
AVX Corp.	4,996	91
* StarTek Inc.	7,075	83
Daktronics Inc.	6,940	73
* Care.com Inc.	4,597	73
Systemax Inc.	2,487	66
* PCM Inc.	3,685	52
Network-1 Technologies Inc.	9,295	36
* Novanta Inc.	753	33
		584,117
Materials (1.3%)
Praxair Inc.	189,996	26,550
Martin Marietta Materials Inc.	88,119	18,173
PPG Industries Inc.	83,446	9,067
* Axalta Coating Systems Ltd.	200,806	5,807
Monsanto Co.	30,354	3,637
Ternium SA ADR	71,622	2,215
Kronos Worldwide Inc.	39,483	902
KMG Chemicals Inc.	16,108	884
Mercer International Inc.	54,928	651
Schnitzer Steel Industries Inc.	19,211	541
* Louisiana-Pacific Corp.	19,206	520
Warrior Met Coal Inc.	15,987	377
Domtar Corp.	5,699	247
Chase Corp.	1,955	218
Core Molding Technologies Inc.	4,861	107
		69,896

22

	Vanguard® Global Equity Fund
	Schedule of Investments
	September 30, 2017

			Market
			Value
		Shares	($000)
	Other (0.0%)
*,2	Washington Mutual Inc. Escrow	166,300	—

	Real Estate (0.7%)
*	Quality Care Properties Inc.	603,925	9,361
	Rayonier Inc.	312,578	9,030
*	Howard Hughes Corp.	71,184	8,395
	Weyerhaeuser Co.	137,095	4,665
	CoreCivic Inc.	163,732	4,383
	Xenia Hotels & Resorts Inc.	77,626	1,634
	Realogy Holdings Corp.	28,171	928
	RMR Group Inc. Class A	13,336	685
	InfraREIT Inc.	15,951	357
*	Maui Land & Pineapple Co. Inc.	5,013	70
			39,508
	Telecommunication Services (0.6%)
	AT&T Inc.	774,946	30,355
*	Alaska Communications Systems Group Inc.	16,518	37
			30,392
			2,504,557
	Total Common Stocks (Cost $4,002,396)		5,188,768

					Market
					Value
		Coupon			($000)
Temporary Cash Investments (4.4%)[1]
Money Market Fund (4.2%)
5,6	Vanguard Market Liquidity Fund	1.223%		2,263,875	226,433

				Face	Market
			Maturity	Amount	Value
			Date	($000)	($000)
U.S. Government and Agency Obligations (0.2%)
7	United States Cash Management Bill	1.048%	1/2/18	3,000	2,992
	United States Treasury Bill	0.980%	10/5/17	550	550
7	United States Treasury Bill	0.949%	10/19/17	1,000	999
7	United States Treasury Bill	1.028%	11/2/17	1,000	999
7	United States Treasury Bill	1.107%	12/28/17	2,000	1,995
7	United States Treasury Bill	1.169%	3/22/18	600	597
					8,132
Total Temporary Cash Investments (Cost $234,564)					234,565
Total Investments (100.7%) (Cost $4,236,960)					5,423,333
Other Assets and Liabilities—Net (-0.7%)[6,8]					(36,457)
Net Assets (100%)					5,386,876

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $36,774,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.4% and 2.3%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, the aggregate value of these securities was $18,212,000, representing 0.3% of net assets.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

23

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2017

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $38,594,000 of collateral received for securities on loan.
7 Securities with a value of $5,279,000 have been segregated as initial margin for open futures contracts.
8 Cash of $440,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.

24

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© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA1290_112017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund

In our opinion, the accompanying statement of net assets – investments summary and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Vanguard Global Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the "Fund") as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

November 13, 2017

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 21, 2017
VANGUARD HORIZON FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 21, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.